                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------


Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
   Rule 14a-6(e)(2))


                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                                                               November 13, 2001

Dear Variable Annuity and Variable Life Contract Owners:

     Management has proposed a number of changes variously affecting all of the separate investment portfolios (the "Portfolios") of Manufacturers Investment Trust (the "Trust") except the Equity Index Trust and the five "Lifestyle Trusts" (the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust). To consider and vote on the proposals described in the enclosed Notice of Special Meeting of Shareholders, a Special Meeting of Shareholders of the Trust will be held at 73 Tremont Street, Boston, Massachusetts 02108, on DECEMBER 19, 2001 AT 10:00 A.M., BOSTON TIME.

     We encourage you to read the attached materials in their entirety. The following is an overview of the proposals for which you are being asked to provide voting instructions.

APPROVAL OF AMENDED ADVISORY AGREEMENT


     Proposal 1. Shareholders of each of the Internet Technologies Trust, Pacific Rim Emerging Markets Trust, Science & Technology Trust, International Small Cap Trust, Aggressive Growth Trust, Emerging Small Company Trust, Dynamic Growth Trust, Mid Cap Stock Trust, All Cap Growth Trust, International Stock Trust, International Value Trust, Global Equity Trust, Growth Trust, Large Cap Growth Trust, Quantitative Equity Trust, Blue Chip Growth Trust, Value Trust, Tactical Allocation Trust, Growth & Income Trust, Equity-Income Trust, High Yield Trust, Strategic Bond Trust, Global Bond Trust, Total Return Trust, Investment Quality Bond Trust and U.S. Government Securities Trust are being asked to approve:


     - An amendment to the Trust's investment advisory agreement (the "Amended Advisory Agreement") with Manufacturers Securities Services, LLC ("MSS") for the Portfolio adding one or more advisory fee breakpoints and, in the case of the Large Cap Growth Trust, Quantitative Equity Trust and U.S. Government Securities Trust, increasing advisory fee rates before certain breakpoints.

     Under the Amended Advisory Agreement, advisory fees for each Portfolio will decrease when its assets exceed applicable breakpoint levels. The current effective advisory fee will increase for each of the three Portfolios for which advisory fee rates are being increased and decrease or remain the same for each of the remaining Portfolios.

APPROVAL OF DISTRIBUTION PLAN

     Proposal 2. Shareholders of each Portfolio, except the Equity Index Trust and the Lifestyle Trusts, are being asked to approve:

     - A distribution plan pursuant to Rule 12b-1 (a "Distribution Plan") under the Investment Company Act of 1940 (the "1940 Act") pursuant to which each Portfolio will pay MSS, as the Trust's distributor, a fee ("12b-1 fee") at an annual rate of 0.15% of the Portfolio's average daily net assets which MSS may use for expenses relating to the distribution of shares of, and administrative and other services provided to investors in, the Portfolio.

     THE ADVISORY FEE RATES OF EACH PORTFOLIO APPROVING THE DISTRIBUTION PLAN UNDER PROPOSAL 2 WILL BE REDUCED BY 0.15%, THE SAME AMOUNT AS THE PORTFOLIO'S 12B-1 FEE UNDER THE DISTRIBUTION PLAN. ACCORDINGLY, APPROVAL OF THE DISTRIBUTION PLAN WILL NOT RESULT IN INCREASED EXPENSES FOR ANY PORTFOLIO.

     Proposal 2 relates to the Trust's adoption of a new multiclass share structure and related distribution arrangements (the "Multiclass Structure") under which the Trust will offer different classes of shares having different distribution expense arrangements. This structure is intended to enhance the competitive position of the Trust in distributing its shares and attracting new assets. The Multiclass Structure contemplates that the existing shares of each Portfolio will be redesignated Class A shares, an additional class of Class B shares will be established with respect to each Portfolio, the Class A shares and Class B shares of each Portfolio will adopt a Distribution Plan, and Class A shares and Class B shares will be substantially the same except for differences in "class expenses" allocated to them, including different 12b-1 fees. Class A shares of a Portfolio will be subject to a maximum 12b-1 fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to the class, and Class B shares will be subject to a maximum 12b-1 fee at an annual rate of 0.35%. The Multiclass Structure is expected to become effective as of January 1, 2002.

APPROVAL OF AMENDED MAC SUBADVISORY AGREEMENT

     Proposal 3. Shareholders of three Portfolios for which Manufacturers Adviser Corporation ("MAC") is the Subadviser (the Pacific Rim Emerging

Markets Trust, Quantitative Equity Trust and Money Market Trust) are being asked to approve:

     - An amendment to the subadvisory agreement with MAC (the "Amended MAC Subadvisory Agreement") changing the subadvisory fee rates for each of the Portfolios.

APPROVAL OF RE-CLASSIFICATION OF THE REAL ESTATE SECURITIES TRUST AS "NON-DIVERSIFIED"

     Proposal 4. Finally, shareholders of the Real Estate Securities Trust are being asked to approve a change in the classification of the Real Estate Securities Trust under the 1940 Act from "diversified" to "non-diversified." This change is intended to provide the Real Estate Securities Trust with greater flexibility in responding to investment opportunities and to permit its Subadviser, Cohen & Steers Capital Management, Inc., to manage the Portfolio in a manner similar to its current management of Cohen & Steers Realty Shares, Inc., a retail mutual fund which is non-diversified.

                                    * * * *

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") or The Manufacturers Life Insurance Company of America ("Manufacturers America") are invested in shares of one or more of the Portfolios of the Trust through subaccounts of separate accounts established by Manulife North America, Manulife New York and Manufacturers America for such purposes. Since the value of your contract depends in part on the investment performance of the shares of the applicable Portfolio of the Trust, you have the right to instruct Manulife North America, Manulife New York or Manufacturers America, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any Portfolio of the Trust is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such Portfolio are held by the value per share of that Portfolio of the Trust. Fractional votes are counted. Manulife North America, Manulife New York, Manufacturers America and The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A.") will vote all shares of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the 1940 Act.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Voting Instructions Form for each Trust Portfolio in which your contract values were invested as of October 22, 2001. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR THEIR APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEIR RECEIPT BY DECEMBER 18, 2001.

     If you have any questions regarding any of the proposals, please call one of the following numbers:

For Manulife North America
  variable contracts:                  (800) 344-1029
For Manulife New York
  variable annuity contracts:          (800) 551-2078
For Manulife New York
  variable life contracts:             (888) 267-7784
For Manufacturers America
  variable contracts:                  (800) 387-2747

                                        Sincerely,

                                        /s/ James D. Gallagher
                                        James D. Gallagher
                                        President
                                        Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
MANUFACTURERS INVESTMENT TRUST:
(All Portfolios except the Equity Index Trust and the "Lifestyle Trusts"(1))

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on DECEMBER 19, 2001 AT 10:00 A.M., BOSTON TIME. A Proxy Statement which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:


        Proposal 1  Approval of an Amended Advisory Agreement between the Trust and Manufacturers Securities Services,
                    LLC ("MSS" or the "Adviser") adding advisory fee breakpoints and, in the case of the Large Cap
                    Growth Trust, Quantitative Equity Trust and U.S.
                    Government Securities Trust, increasing advisory fee rates before certain breakpoints.
                    (Shareholders of the Internet Technologies Trust,
                    Pacific Rim Emerging Markets Trust, Science &
                    Technology Trust, International Small Cap Trust,
                    Aggressive Growth Trust, Emerging Small Company
                    Trust, Dynamic Growth Trust, Mid Cap Stock Trust,
                    All Cap Growth Trust, International Stock Trust,
                    International Value Trust, Global Equity Trust,
                    Growth Trust, Large Cap Growth Trust, Quantitative
                    Equity Trust, Blue Chip Growth Trust, Value Trust,
                    Tactical Allocation Trust, Growth & Income Trust,
                    Equity-Income Trust, High Yield Trust, Strategic
                    Bond Trust, Global Bond Trust, Total Return Trust,
                    Investment Quality Bond Trust and U.S. Government
                    Securities Trust will vote separately on Proposal
                    1.)

---------------

(1) The "Lifestyle Trusts" are: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust.

        Proposal 2  Approval of a Distribution Plan pursuant to Rule
                    12b-1 under the Investment Company Act of 1940 pursuant to which each Portfolio will pay MSS, as the Trust's distributor, a fee ("12b-1 fee") at an annual rate of 0.15% of the Portfolio's average daily net assets which MSS may use for expenses relating to the distribution of shares of, and administrative and other services provided to investors in, the Portfolio. (Shareholders of each Portfolio except the Equity Index Trust and the Lifestyle Trusts will vote separately on Proposal
                    2).

        Proposal 3  Approval of an Amended Subadvisory Agreement with
                    Manufacturers Adviser Corporation ("MAC") (the
                    "Amended MAC Subadvisory Agreement") for the
                    Pacific Rim Emerging Markets Trust, Quantitative
                    Equity Trust and Money Market Trust changing the subadvisory fee rates for those Portfolios.
                    (Shareholders of the Pacific Rim Emerging Markets
                    Trust, Quantitative Equity Trust and Money Market
                    Trust will vote separately on Proposal 3).

        Proposal 4  Approval of a Change in the Classification of the
                    Real Estate Securities Trust from "Diversified" to
                    "Non-Diversified". (Shareholders of the Real
                    Estate Securities Trust will vote on Proposal 4).

                    Any other business that may properly come before the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2, 3 AND 4.

     Each shareholder of record at the close of business on October 22, 2001 is entitled to receive notice of and to vote at the Meeting.

                                        Sincerely yours,

                                        /s/ Tracy Kane Lannigan
                                        Tracy Kane Lannigan
                                        Secretary

November 13, 2001
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 2001

    (ALL PORTFOLIOS EXCEPT THE EQUITY INDEX TRUST AND THE LIFESTYLE TRUSTS)

                            ------------------------

                               NOVEMBER 13, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROXY STATEMENT
Introduction................................................    1
Summary of Proposals........................................    3
General Information.........................................    5
Voting Information..........................................    7
Proposal 1:  Approval of an Amended Advisory Agreement
             between the Trust and Manufacturers Securities
             Services, LLC ("MSS" or the "Adviser") adding
             advisory fee breakpoints and, in the case of
             the Large Cap Growth Trust, Quantitative Equity
             Trust and U.S. Government Securities Trust,
             increasing advisory fee rates before certain
             breakpoints....................................    9
Proposal 2:  Approval of a Distribution Plan pursuant to
             which each Portfolio will pay MSS, as the
             Trust's distributor, a fee ("12b-1 fee") at an
             annual rate of 0.15% of the Portfolio's average
             daily net assets which MSS may use for expenses
             relating to the distribution of shares of, and
             administrative and other services provided to
             investors in, that Portfolio...................   25
Proposal 3:  Approval of an Amended MAC Subadvisory
             Agreement for the Pacific Rim Emerging Markets
             Trust, Quantitative Equity Trust and Money
             Market Trust changing the subadvisory fee rates
             for those Portfolios...........................   52
Proposal 4:  Approval of a Change in the Classification of
             the Real Estate Securities Trust from
             "Diversified" to "Non-Diversified".............   57
Additional Information Applicable to the Advisory Agreement
  and the MAC Subadvisory Agreement.........................   58
Other Matters...............................................   65
Appendix A Outstanding Shares of Portfolios and Share
  Ownership.................................................   66
Exhibit A -- Amended Advisory Agreement.....................  A-1
Exhibit B -- Multiclass Plan................................  B-1
Exhibit C -- Distribution Plan..............................  C-1
Exhibit D -- Distribution Agreement.........................  D-1
Exhibit E  -- Amended MAC Subadvisory Agreement.............  E-1

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 2001
    (ALL PORTFOLIOS EXCEPT THE EQUITY INDEX TRUST AND THE LIFESTYLE TRUSTS)
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on DECEMBER 19, 2001, AT 10:00 A.M., BOSTON TIME (the "Meeting"). This Proxy Statement is first being mailed on or about November 13, 2001. Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated October 22, 2001 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on October 22, 2001 are entitled to one vote for each share of beneficial interest of the Trust held.

     The Trust is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 67 series corresponding to the following 67 investment portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust offers:

Internet Technologies
  Trust
Pacific Rim Emerging
  Markets Trust
Telecommunications Trust
Science & Technology
  Trust
International Small Cap
  Trust
Health Sciences Trust
Aggressive Growth Trust
Emerging Small Company
  Trust
Small Company Blend
  Trust
Dynamic Growth Trust
Mid Cap Growth Trust
Mid Cap Opportunities
  Trust
Mid Cap Stock Trust
All Cap Growth Trust
Financial Services Trust
Overseas Trust
International Stock
  Trust
International Value
  Trust
Capital Appreciation
  Trust
Strategic Opportunities
  Trust
Quantitative Mid Cap
  Trust
Global Equity Trust
Strategic Growth Trust
Growth Trust
Large Cap Growth Trust
All Cap Value Trust
Capital Opportunities
  Trust
Quantitative Equity
  Trust
Blue Chip Growth Trust
Utilities Trust
Real Estate Securities
  Trust
Small Company Value
  Trust
Mid Cap Value Trust
Value Trust
Equity Index Trust
Tactical Allocation
  Trust
Fundamental Value Trust
Growth & Income Trust
U.S. Large Cap Value
  Trust

Equity-Income Trust
Income & Value Trust
Balanced Trust
High Yield Trust
Strategic Bond Trust
Global Bond Trust
Total Return Trust
Investment Quality
Bond Trust
Diversified Bond Trust
U.S. Government
  Securities Trust
Money Market Trust
Small Cap Index Trust
International Index
  Trust
Mid Cap Index Trust
Total Stock Market Index
  Trust
500 Index Trust
Lifestyle Aggressive
  1000 Trust
Lifestyle Growth 820
  Trust
Lifestyle Balanced 640
  Trust
Lifestyle Moderate 460
  Trust
Lifestyle Conservative
  280 Trust
Small-Mid Cap Growth
  Trust
Small-Mid Cap Trust
International Equity
Select Trust
Select Growth Trust
Global Equity Select
  Trust
Core Value Trust
High Grade Bond Trust

     As used in this Proxy Statement, the "Lifestyle Trusts" refers collectively to: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust.

     Manufacturers Securities Services, LLC ("MSS" or the "Adviser") serves as investment adviser for the Trust and each of the Portfolios pursuant to an investment advisory agreement with the Trust dated May 1, 1999 (the "Advisory Agreement"). As adviser to the Trust, MSS is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring the investment subadvisers (the "Subadvisers") which manage the investment and reinvestment of the assets of the Portfolios.

                              SUMMARY OF PROPOSALS

     The following table summarizes the proposals to be presented at the Meeting and identifies the Portfolios whose shareholders will vote on each proposal.


PROPOSAL
NUMBER              PROPOSAL AND PORTFOLIOS VOTING ON PROPOSAL
--------            ------------------------------------------
Proposal 1  Approval of an Amended Advisory Agreement between the
            Trust and Manufacturers Securities Services, LLC ("MSS" or
            the "Adviser") adding advisory fee breakpoints and, in the case of the Large Cap Growth Trust, Quantitative Equity
            Trust and U.S. Government Securities Trust, increasing
            advisory fee rates before certain breakpoints.
            (Shareholders of the Internet Technologies Trust, Pacific
            Rim Emerging Markets Trust, Science & Technology Trust,
            International Small Cap Trust, Aggressive Growth Trust,
            Emerging Small Company Trust, Dynamic Growth Trust, Mid
            Cap Stock Trust, All Cap Growth Trust, International Stock
            Trust, International Value Trust,, Global Equity Trust,
            Growth Trust, Large Cap Growth Trust, Quantitative Equity
            Trust, Blue Chip Growth Trust, Value Trust, Tactical
            Allocation Trust, Growth & Income Trust, Equity-Income
            Trust, High Yield Trust, Strategic Bond Trust, Global Bond
            Trust, Total Return Trust, Investment Quality Bond Trust
            and U.S. Government Securities Trust will vote separately
            on Proposal 1.)
Proposal 2  Approval of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which each Portfolio will
            pay MSS, as the Trust's distributor, a fee ("12b-1 fee")
            at an annual rate of 0.15% of the Portfolio's average
            daily net assets which MSS may use for expenses relating
            to the distribution of shares of, and administrative and
            other services provided to investors in, that Portfolio.
            (Shareholders of each Portfolio except the Equity Index
            Trust and the Lifestyle Trusts will vote separately on
            Proposal 2).
Proposal 3  Approval of an Amended MAC Subadvisory Agreement for the
            Pacific Rim Emerging Markets Trust, Quantitative Equity
            Trust and Money Market Trust changing the subadvisory fee
            rates for those Portfolios. (Shareholders of the Pacific
            Rim Emerging Markets Trust, Quantitative Equity Trust and
            Money Market Trust will vote separately on Proposal 3).
Proposal 4  Approval of a Change in the Classification of the Real
            Estate Securities Trust from "Diversified" to
            "Non-Diversified". (Shareholders of the Real Estate
            Securities Trust will vote on Proposal 4).


THE ADVISORY FEE RATES OF EACH PORTFOLIO APPROVING THE DISTRIBUTION PLAN UNDER PROPOSAL 2 WILL BE REDUCED BY 0.15%, THE SAME AMOUNT AS THE PORTFOLIO'S 12B-1 FEE UNDER THE DISTRIBUTION PLAN. ACCORDINGLY, APPROVAL OF THE DISTRIBUTION PLAN WILL NOT RESULT IN INCREASED EXPENSES FOR ANY PORTFOLIO.

     Portfolios approving Proposal 1 will include advisory fee breakpoints which will result in decreasing advisory fee rates when portfolio assets exceed the applicable breakpoint levels, thus allowing shareholders to benefit from lower expenses associated with managing larger investment portfolios. With respect to three Portfolios -- Large Cap Growth Trust, Quantitative Equity Trust and U.S. Government Securities Trust -- current effective advisory fees will increase. For all other twenty-four Portfolios voting on Proposal 1, current effective advisory fees will decrease or remain the same.

     Proposal 2 relates to the adoption by the Trust of a new multiclass share structure and related distribution and services expense arrangements (the "Multiclass Structure"). The Multiclass Structure, which is more fully described under "Proposal 2," contemplates that the existing shares of each Portfolio will be redesignated Class A Shares, an additional class of Class B Shares will be established with respect to each Portfolio, and each class of each Portfolio (other than the Equity Index Trust, which is closed to new investors, and the Lifestyle Trusts which invest only in other Trust Portfolios) will adopt a Distribution Plan pursuant to which it will pay MSS 12b-1 fees which MSS may use for expenses relating to the distribution of, and administrative and other services provided to investors in, shares of that class. The Class A shares and Class B shares of each Portfolio will be substantially the same except for differences in "class expenses" allocated to each class, including different 12b-1 fees. Class A shares of a Portfolio will be subject to a maximum 12b-1 fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to the class, and Class B shares will be subject to a maximum 12b-1 fee at an annual rate of 0.35%. The Multiclass Structure will enable the Trust to offer different classes of shares with different distribution and services expense arrangements and is intended to enhance the competitive position of the Trust in distributing its shares and attracting new assets.

     Under the Trust's Agreement and Declaration of Trust, the Board is authorized, without shareholder approval, to divide the shares of any Portfolio into two or more classes of shares. To implement the distribution arrangements contemplated by the Multiclass Structure, shareholders of each Portfolio (other than the Equity Trust and the Lifestyle Trusts), who will become the Class A shareholders of that Portfolio upon such implementation, are being asked to approve the Distribution Plan for the Class A shares of that Portfolio. As noted above, each Portfolio approving the Distribution Plan will not incur additional expenses because its advisory fees will be reduced by the amount of the 12b-1 fee under the Distribution Plan. The Multiclass Structure is expected to become effective as of January 1, 2002.

     The inclusion of advisory fee breakpoints under the Amended Advisory Agreement (see Proposal 1) will be accompanied by changes in the rates of the subadvisory fees which the Adviser pays the Subadvisers for certain of the Portfolios pursuant to subadvisory agreements. Under Proposal 3, shareholders of three Portfolios (the Pacific Rim Emerging Markets Trust, Quantitative Equity Trust and Money Market Trust) for which the Subadviser is Manufacturers Adviser Corporation ("MAC") are being asked to approve the Amended MAC Subadvisory Agreement changing the subadvisory fee rates for those Portfolios. MAC is the only Subadviser which is an "affiliated person" (as defined in the 1940 Act) of MSS (other than by reason of being a Subadviser). The Trust has received an order from the Securities and Exchange Commission (the "SEC") permitting it to enter into subadvisory agreements with subadvisers which are not affiliates of the Adviser (other than by reason of serving as a Subadviser) and, from time to time, to change the terms of such agreements, including their subadvisory fee provisions, without shareholder approval. Accordingly, THE TRUST IS NOT REQUIRED TO OBTAIN, AND IS NOT SEEKING, SHAREHOLDER APPROVAL OF SUBADVISORY FEE CHANGES OTHER THAN WITH RESPECT TO PORTFOLIOS SUBADVISED BY MAC.

                              GENERAL INFORMATION

     The Trust sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and life contracts ("contracts"). Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the Record Date for the Special Meeting of Shareholders, the Trust's shares were legally owned by: (i) The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York"), The Manufacturers Life Insurance Company of America ("Manufacturers America") and The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A."); and
(ii) the Lifestyle Trusts described in this Proxy Statement. The parent of each of Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation. They are collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

     Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware whose principal address is 500 Boylston Street, Suite 400, Boston, Massachusetts 02116. Manulife North America holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America

Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manufacturers America. Manufacturers America is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers America holds shares of the Trust directly and attributable to variable annuity contracts in Separate Account Two of The Manufacturers Life Insurance Company of America and variable life contracts in Separate Accounts One, Three and Four, all of which are separate accounts registered under the 1940 Act.

     Manufacturers U.S.A. Manufacturers U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers U.S.A. holds shares of the Trust attributable to variable annuity contracts that are made available exclusively to qualified plans in various unregistered separate accounts.

     The Lifestyle Trusts are funds-of-funds that invest in shares of certain other Portfolios of the Trust. All of the shares of the Lifestyle Trusts are owned by Manulife North America, Manulife New York, Manufacturers America, Manufacturers U.S.A. and their respective separate accounts.

     It is currently expected that, effective as of January 1, 2002, Manulife North America will merge with and into, and Manufacturers America will transfer substantially all of its assets and liabilities to, Manufacturers U.S.A. As a result of the merger and the transfer, the separate accounts of Manulife North America and Manufacturers America will become separate accounts of Manufacturers U.S.A., and Manufacturers U.S.A. will succeed Manulife North America and Manufacturers America as the co-issuer with the separate accounts of the variable annuity and variable life contracts funded in the separate accounts.

SHAREHOLDER VOTING

     Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Portfolios of the Trust issued to them in proportion to the timely instructions received from owners of the contracts participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Trusts in proportion to such instructions. The companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposals included in this Proxy Statement.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2001 TO ANY SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 344-1029 OR BY WRITING TO THE TRUST AT 73 TREMONT STREET, BOSTON, MASSACHUSETTS 02108, ATTN. GORDON SHONE, ASSISTANT TREASURER.

                               VOTING INFORMATION

     Proxies from the shareholders of each Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on December 19, 2001 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston Time, or at such later time as necessary by adjournment. Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 73 Tremont Street, Boston, Massachusetts 02108, or (ii) signing and returning a new proxy, in each case if received by the Trust by December 18, 2001. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATION, FOR APPROVAL OF THE PROPOSALS.

     Quorum; Definition of a Majority of Outstanding Voting
Securities. Shareholders of record at the close of business on October 22, 2001 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or by proxy will constitute for that Portfolio a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve each Proposal, except as noted herein. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

     (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

     (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (or each relevant Portfolio's) shares cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

     Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, MSS or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

     Voting for Each Portfolio. Shares of a particular Portfolio vote separately on matters which pertain only to that Portfolio. Each of Proposals 1, 2, 3 and 4 will be voted on separately by shareholders of the relevant Portfolios.

     The number of votes eligible to be cast at the Meeting with respect to each Portfolio, and the percentage ownership of the outstanding shares of each Portfolio, in both cases as of the Record Date, are set forth in APPENDIX A to this Proxy Statement.

                                   PROPOSAL 1

     APPROVAL OF AMENDED ADVISORY AGREEMENT ADDING ADVISORY FEE BREAKPOINTS AND, IN THE CASE OF THE LARGE CAP GROWTH TRUST, QUANTITATIVE EQUITY TRUST AND U.S. GOVERNMENT SECURITIES TRUST, INCREASING ADVISORY FEE RATES BEFORE CERTAIN BREAKPOINTS


(THE INTERNET TECHNOLOGIES TRUST, PACIFIC RIM EMERGING MARKETS TRUST, SCIENCE & TECHNOLOGY TRUST, INTERNATIONAL SMALL CAP TRUST, AGGRESSIVE GROWTH TRUST, EMERGING SMALL COMPANY TRUST, DYNAMIC GROWTH TRUST, MID CAP STOCK TRUST, ALL CAP GROWTH TRUST, INTERNATIONAL STOCK TRUST, INTERNATIONAL VALUE TRUST, GLOBAL EQUITY TRUST, GROWTH TRUST, LARGE CAP GROWTH TRUST, QUANTITATIVE EQUITY TRUST, BLUE CHIP GROWTH TRUST, VALUE TRUST, TACTICAL ALLOCATION TRUST, GROWTH & INCOME TRUST, EQUITY-INCOME TRUST, HIGH YIELD TRUST, STRATEGIC BOND TRUST, GLOBAL BOND TRUST, TOTAL RETURN TRUST, INVESTMENT QUALITY BOND TRUST AND U.S. GOVERNMENT SECURITIES TRUST)


     At its meeting held on September 20-21, 2001, the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Disinterested Trustees"), approved the Amended Advisory Agreement between the Trust and MSS for each of the above-named Portfolios. For convenience (and unless the context otherwise requires), "Portfolio(s)" as used under this "Proposal 1" refers only to the Portfolios voting on Proposal 1. Shareholders of each of the Portfolios are being asked to approve the Amended Advisory Agreement as to that Portfolio.

     Under the Amended Advisory Agreement, the advisory fee for each Portfolio will incorporate advisory fee breakpoints as result of which each Portfolio's advisory fee rates will decrease when portfolio assets exceed the applicable breakpoint(s) for the Portfolio. The addition of breakpoints is intended to allow shareholders to benefit from reduced expenses associated with the management of larger investment portfolios. There will be no increase in advisory fee rates or in effective advisory fees (i.e., advisory fees based on current assets) for any of the Portfolios except the Quantitative Equity Trust, U.S. Government Securities Trust and Large Cap Growth Trust. For these three Portfolios, advisory fee rates are being increased before certain breakpoints to bring advisory fees into line with the fee levels for other Trust Portfolios having similar investment objectives and policies.

TERMS OF THE AMENDED ADVISORY AGREEMENT

     Except for the proposed changes in advisory fees, the terms of the Advisory Agreement and the Amended Advisory Agreement are identical and are described below under "Description of the Advisory and Amended Advisory Agreements." This description is qualified in its entirety be reference to the Amended Advisory Agreement, a copy of which is included with this Proxy Statement as EXHIBIT A.

     Pursuant to the Advisory Agreement, MSS receives, and pursuant to the Amended Advisory Agreement, MSS will receive, an advisory fee from the Trust for each Portfolio. The advisory fee is computed separately for each Portfolio and is stated as an annual percentage of the current value of the net assets of that Portfolio. The fee is accrued and paid daily. The daily fee is computed for each Portfolio by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for that Portfolio, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business. Under the Advisory Agreement, the advisory fee for each Portfolio is the same annual percentage rate at all asset levels except as noted in the chart below. Under the Amended Advisory Agreement, the advisory fee for each Portfolio will incorporate breakpoints at various asset levels which will reduce the effective annual percentage rate when the assets of the Portfolio exceed the applicable breakpoint(s) for the Portfolio.

     The following table sets forth for each Portfolio: (1) the advisory fee rate under the current Advisory Agreement; and (2) the advisory fee rate, with breakpoints, that will apply under the Amended Advisory Agreement. The advisory fee rates for each Portfolio, whether under the current Advisory Agreement or the Amended Advisory Agreement, will be reduced by 0.15% if the Portfolio approves the Distribution Plan under Proposal 2. See Proposal 2.

                          ADVISORY FEE PERCENTAGE RATE


                                        (1)
                                     ADVISORY                                          (2)
                                     AGREEMENT                             AMENDED ADVISORY AGREEMENT
                                     ---------   -------------------------------------------------------------------------------
                                        ALL                        BETWEEN            BETWEEN           BETWEEN         EXCESS
                                       ASSET        FIRST        $50 MILLION        $200 MILLION      $500 MILLION       OVER
PORTFOLIO                             LEVELS     $50 MILLION   AND $200 MILLION   AND $500 MILLION   AND $1 BILLION   $1 BILLION
---------                            ---------   -----------   ----------------   ----------------   --------------   ----------
Internet Technologies Trust........    1.150%       1.150%          1.150%             1.150%            1.150%         1.100%
Pacific Rim Emerging Markets
  Trust............................    0.850%       0.850%          0.850%             0.850%            0.750%         0.750%
Science & Technology Trust.........    1.100%       1.100%          1.100%             1.100%            1.050%         1.050%
International Small Cap Trust......    1.100%       1.100%          1.100%             1.000%            0.900%         0.900%
Aggressive Growth Trust............    1.000%       1.000%          1.000%             1.000%            0.950%         0.950%
Emerging Small Company Trust.......    1.050%       1.050%          1.050%             1.050%            1.020%         1.000%
Dynamic Growth Trust...............    1.000%       1.000%          1.000%             1.000%            0.950%         0.950%
Mid Cap Stock Trust................    0.925%       0.925%          0.925%             0.900%            0.875%         0.875%
All Cap Growth Trust...............    0.950%       0.950%          0.950%             0.950%            0.900%         0.900%
International Stock Trust..........    1.050%       1.000%          1.000%             1.000%            0.950%         0.950%
International Value Trust..........    1.000%       1.000%          1.000%             0.900%            0.850%         0.850%
Growth Trust.......................    0.850%       0.850%          0.850%             0.850%            0.800%         0.800%
Quantitative Equity Trust..........    0.700%       0.750%          0.750%             0.750%            0.700%         0.650%
Blue Chip Growth Trust.............    0.875%       0.875%          0.875%             0.875%            0.875%         0.850%

                                        (1)
                                     ADVISORY                                          (2)
                                     AGREEMENT                             AMENDED ADVISORY AGREEMENT
                                     ---------   -------------------------------------------------------------------------------
                                        ALL                        BETWEEN            BETWEEN           BETWEEN         EXCESS
                                       ASSET        FIRST        $50 MILLION        $200 MILLION      $500 MILLION       OVER
PORTFOLIO                             LEVELS     $50 MILLION   AND $200 MILLION   AND $500 MILLION   AND $1 BILLION   $1 BILLION
---------                            ---------   -----------   ----------------   ----------------   --------------   ----------
Value Trust........................    0.800%       0.800%          0.800%             0.775%            0.700%         0.700%
Tactical Allocation Trust..........    0.900%       0.900%          0.900%             0.900%            0.850%         0.850%
Growth & Income Trust..............    0.750%       0.750%          0.750%             0.750%            0.700%         0.650%
Equity-Income Trust................    0.875%       0.875%          0.875%             0.875%            0.875%         0.850%
High Yield Trust...................    0.775%       0.775%          0.775%             0.775%            0.700%         0.700%
Strategic Bond Trust...............    0.775%       0.775%          0.775%             0.775%            0.700%         0.700%
Global Bond Trust..................    0.800%       0.750%          0.750%             0.750%            0.750%         0.750%
Total Return Trust.................    0.775%       0.750%          0.750%             0.750%            0.750%         0.750%
Investment Quality Bond Trust......    0.650%       0.650%          0.650%             0.650%            0.600%         0.600%
U.S. Government Securities Trust...    0.650%       0.700%          0.700%             0.700%            0.600%         0.600%

                          ADVISORY FEE PERCENTAGE RATE

                                       (1)
                                    ADVISORY                 (2)
                                    AGREEMENT     AMENDED ADVISORY AGREEMENT
                                    ---------    ----------------------------
                                    ALL ASSET       FIRST        EXCESS OVER
PORTFOLIO                            LEVELS       $1 BILLION      $1 BILLION
---------                           ---------    ------------    ------------
Global Equity Trust...............    0.900%        0.900%          0.850%

                                                    FIRST        EXCESS OVER
                                                 $750 MILLION    $750 MILLION
                                                 ------------    ------------
Large Cap Growth Trust............    0.875%        0.900%          0.850%

     The following table sets forth for each Portfolio (1) the aggregate amount of advisory fees paid by the Portfolio to MSS for the fiscal year ended December 31, 2000; (2) the aggregate amount of advisory fees that the Portfolio would have paid to MSS for the fiscal year ended December 31, 2000 if the Amended Advisory Agreement had been in effect for that year; and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1). The advisory fees for each Portfolio, whether under the current Advisory Agreement or the Amended Advisory Agreement, will be reduced by 0.15% if the Portfolio approves the Distribution Plan under Proposal 2. See Proposal 2.

                                                        (2)                   (3)
                                 (1)                  AMENDED
                          ADVISORY AGREEMENT     ADVISORY AGREEMENT
                          ADVISORY FEES PAID       ADVISORY FEES          DIFFERENCE
                            PAID FOR YEAR      PAYABLE FOR YEAR ENDED   BETWEEN (1) AND
PORTFOLIO                   ENDED 12/31/00     12/31/00 IF IN EFFECT    (2) AS % OF (1)
---------                 ------------------   ----------------------   ---------------
Internet Technologies
  Trust.................     $   364,054*           $   364,054*              0.00%
Pacific Rim Emerging
  Markets Trust.........         826,869                826,869               0.00%
Science & Technology
  Trust.................      16,814,048             16,299,773              (3.06%)
International Small Cap
  Trust.................       3,416,149              3,305,590              (3.24%)
Aggressive Growth
  Trust.................       3,154,189              3,154,189               0.00%
Emerging Small Company
  Trust.................       6,154,952              6,129,097              (0.42%)
Dynamic Growth Trust....         654,785*               654,785*              0.00%
Mid Cap Stock Trust.....         955,504                955,504               0.00%
All Cap Growth Trust....       8,501,735              8,304,276              (2.32%)
International Stock
  Trust.................       2,890,232              2,752,602              (4.76%)
International Value
  Trust.................       1,329,316              1,329,316               0.00%
Global Equity Trust.....       6,643,175              6,643,175               0.00%

                                                        (2)                   (3)
                                 (1)                  AMENDED
                          ADVISORY AGREEMENT     ADVISORY AGREEMENT
                          ADVISORY FEES PAID       ADVISORY FEES          DIFFERENCE
                            PAID FOR YEAR      PAYABLE FOR YEAR ENDED   BETWEEN (1) AND
PORTFOLIO                   ENDED 12/31/00     12/31/00 IF IN EFFECT    (2) AS % OF (1)
---------                 ------------------   ----------------------   ---------------
Growth Trust............       6,472,854              6,342,098              (2.02%)
Large Cap Growth
  Trust.................       4,542,483              4,672,269               2.86%
Quantitative Equity
  Trust.................       3,773,024              4,023,024               6.63%
Blue Chip Growth
  Trust.................      17,113,773             16,874,807              (1.40%)
Value Trust.............       1,196,810              1,196,810               0.00%
Tactical Allocation
  Trust.................         269,753*               269,753*              0.00%
Growth & Income Trust...      23,601,208             21,204,380             (10.16%)
Equity-Income Trust.....       8,043,881              8,043,881               0.00%
High Yield Trust........       1,857,084              1,857,084               0.00%
Strategic Bond Trust....       2,642,791              2,642,791               0.00%
Global Bond Trust.......         961,709                901,603              (6.25%)
Total Return Trust......       2,398,611              2,321,237              (3.23%)
Investment Quality Bond
  Trust.................       1,806,503              1,806,503               0.00%
U.S. Government
  Securities Trust......       2,081,135              2,241,222               7.69%

---------------
* For period beginning May 1, 2000 (commencement of operations) and ending December 31, 2000.

     The following is a schedule of: (1) the (actual) fees and expenses that each Portfolio paid for the fiscal year ended December 31, 2000 (as a percentage of average net assets of the Portfolio for that year); and (2) the (pro forma) fees and expenses that each Portfolio can expect to incur under the Amended Advisory Agreement based on the average net assets of the Portfolio for the fiscal year ended December 31, 2000. Each Portfolio that approves the Distribution Plan under Proposal 2 will incur a 12b-1 fee of, and will have its advisory fees reduced by, 0.15%. There will be no change to pro forma total operating expenses. See Proposal 2.

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                   OTHER          TOTAL ANNUAL
                                                 EXPENSES*     OPERATING EXPENSES
                                                 ---------   ----------------------
                             ADVISORY FEE         (AFTER EXPENSE REIMBURSEMENT)(C)
                        ----------------------   ----------------------------------
                                     AMENDED                              AMENDED
                        FOR YEAR    ADVISORY     FOR YEAR    FOR YEAR    ADVISORY
                         ENDED      AGREEMENT      ENDED      ENDED      AGREEMENT
PORTFOLIO               12/31/00   (PRO FORMA)   12/31/00    12/31/00   (PRO FORMA)
---------               --------   -----------   ---------   --------   -----------
Internet Technologies
  Trust...............    1.150%      1.150%       0.130%      1.280%(A)    1.280%
Pacific Rim Emerging
  Markets Trust.......    0.850%      0.850%       0.180%      1.030%      1.030%
Science & Technology
  Trust...............    1.100%(B)    1.066%      0.040%      1.140%      1.106%
International Small
  Cap Trust...........    1.100%      1.064%       0.440%      1.540%      1.504%
Aggressive Growth
  Trust...............    1.000%      1.000%       0.070%      1.070%      1.070%
Emerging Small Company
  Trust...............    1.050%      1.046%       0.050%      1.100%      1.096%
Dynamic Growth Trust..    1.000%      1.000%       0.070%      1.070%(A)    1.070%
Mid Cap Stock Trust...    0.925%      0.925%       0.075%      1.000%      1.000%
All Cap Growth
  Trust...............    0.950%      0.928%       0.050%      1.000%      0.978%
International Stock
  Trust...............    1.050%(B)    1.000%      0.180%      1.230%      1.180%
International Value
  Trust...............    1.000%      1.000%       0.180%      1.180%      1.180%
Global Equity Trust...    0.900%      0.900%       0.120%      1.020%      1.020%
Growth Trust..........    0.850%      0.833%       0.050%      0.900%      0.883%
Large Cap Growth
  Trust...............    0.875%      0.900%       0.065%      0.940%      0.965%
Quantitative Equity
  Trust...............    0.700%      0.746%       0.050%      0.750%      0.796%
Blue Chip Growth
  Trust...............    0.875%(B)    0.863%      0.035%      0.910%      0.898%
Value Trust...........    0.800%      0.800%       0.060%      0.860%      0.860%

                                                   OTHER          TOTAL ANNUAL
                                                 EXPENSES*     OPERATING EXPENSES
                                                 ---------   ----------------------
                             ADVISORY FEE         (AFTER EXPENSE REIMBURSEMENT)(C)
                        ----------------------   ----------------------------------
                                     AMENDED                              AMENDED
                        FOR YEAR    ADVISORY     FOR YEAR    FOR YEAR    ADVISORY
                         ENDED      AGREEMENT      ENDED      ENDED      AGREEMENT
PORTFOLIO               12/31/00   (PRO FORMA)   12/31/00    12/31/00   (PRO FORMA)
---------               --------   -----------   ---------   --------   -----------
Tactical Allocation
  Trust...............    0.900%      0.900%       0.430%      1.330%(A)    1.330%
Growth & Income
  Trust...............    0.750%      0.674%       0.040%      0.790%      0.714%
Equity-Income Trust...    0.875%      0.875%       0.035%      0.910%      0.910%
High Yield Trust......    0.775%      0.775%       0.065%      0.840%      0.840%
Strategic Bond
  Trust...............    0.775%      0.775%       0.095%      0.870%      0.870%
Global Bond Trust.....    0.800%      0.750%       0.200%      1.000%      0.950%
Total Return Trust....    0.775%      0.750%       0.065%      0.840%      0.815%
Investment Quality
  Bond Trust..........    0.650%      0.650%       0.080%      0.730%      0.730%
U.S. Government
  Securities Trust....    0.650%      0.700%       0.070%      0.720%      0.770%


---------------
 * Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

(A) Annualized -- For the period May 1, 2000 (commencement of operations) to December 31, 2000.


(B) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust, Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


                                          FEE REDUCTION
                                       (AS A PERCENTAGE OF
COMBINED ASSET LEVELS                   THE ADVISORY FEE)
---------------------                  -------------------
First $750 million...................         0.00%
Between $750 million and $1.5
  billion............................         2.50%
Between $1.5 billion and $3.0
  billion............................         3.75%
Over $3.0 billion....................         5.00%


     The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of September 30, 2001, the combined asset level for all six portfolios was approximately $3.396 billion resulting in a fee reduction of 3.408%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.


(C) Pursuant to the Advisory Agreement and for each of the portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceeds a specified annual rate. These expense reimbursements may be terminated by the Adviser at any time. The Adviser has given notice to the Trust that, effective January 1, 2002, the Adviser will terminate these expense reimbursement provisions in the Advisory Agreement and replace them with new voluntary expense reimbursement arrangements. The new expense reimbursement arrangements, which may also be terminated at any time by the Adviser, will be identical to the current expense reimbursement provisions except that the "total of all expenses" for a portfolio will also exclude any 12b-1 fees.



     EXAMPLE: The following Example illustrates the actual expenses of investing in each Portfolio under the current Advisory Agreement and the pro forma expenses of investing in each Portfolio under the Amended Advisory Agreement. The Example assumes that the shareholder invests $10,000 in the Portfolio for the time periods indicated and then redeems all of the shares at the end of those periods. The Example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. A shareholder's actual costs may be higher or lower than those based on these assumptions. Each Portfolio that approves the Distribution Plan under Proposal 2 will incur a 12b-1 fee of, and will have its advisory fees reduced by, 0.15%. Thus, the approval of the Distribution Plan, whether in conjunction with the current Advisory Agreement or the Amended Advisory Agreement, will not change the shareholder expense figures set forth below. See Proposal 2.

                              SHAREHOLDER EXPENSES
                                  (UNAUDITED)


PORTFOLIO                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                         --------   -----------   ----------   ---------
Internet Technologies Trust
  Current Advisory Agreement....    $130        $406          $702       $1,545
  Amended Advisory Agreement....     130         406           702        1,545
Pacific Rim Emerging Markets
  Trust
  Current Advisory Agreement....     105         328           569        1,259
  Amended Advisory Agreement....     105         328           569        1,259
Science & Technology Trust
  Current Advisory Agreement....     116         362           628        1,386
  Amended Advisory Agreement....     113         352           609        1,347
International Small Cap Trust
  Current Advisory Agreement....     157         486           839        1,834
  Amended Advisory Agreement....     153         475           821        1,795
Aggressive Growth Trust
  Current Advisory Agreement....     109         340           590        1,306
  Amended Advisory Agreement....     109         340           590        1,306
Emerging Small Company Trust
  Current Advisory Agreement....     112         350           606        1,340
  Amended Advisory Agreement....     112         348           604        1,336
Dynamic Growth Trust
  Current Advisory Agreement....     109         340           590        1,306
  Amended Advisory Agreement....     109         340           590        1,306
Mid Cap Stock Trust
  Current Advisory Agreement....     102         318           552        1,225
  Amended Advisory Agreement....     102         318           552        1,225
All Cap Growth Trust
  Current Advisory Agreement....     102         318           552        1,225
  Amended Advisory Agreement....     100         311           541        1,199
International Stock Trust
  Current Advisory Agreement....     125         390           676        1,489
  Amended Advisory Agreement....     120         375           649        1,432
International Value Trust
  Current Advisory Agreement....     120         375           649        1,432
  Amended Advisory Agreement....     120         375           649        1,432

PORTFOLIO                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                         --------   -----------   ----------   ---------
Global Equity Trust
  Current Advisory Agreement....    $104        $325          $563       $1,248
  Amended Advisory Agreement....     104         325           563        1,248
Growth Trust
  Current Advisory Agreement....      92         287           498        1,108
  Amended Advisory Agreement....      90         282           489        1,088
Large Cap Growth Trust
  Current Advisory Agreement....      96         300           520        1,155
  Amended Advisory Agreement....      98         307           534        1,184
Quantitative Equity Trust
  Current Advisory Agreement....      77         240           417          930
  Amended Advisory Agreement....      81         254           442          985
Blue Chip Growth Trust
  Current Advisory Agreement....      93         290           504        1,120
  Amended Advisory Agreement....      92         286           497        1,105
Value Trust
  Current Advisory Agreement....      88         274           477        1,061
  Amended Advisory Agreement....      88         274           477        1,061
Tactical Allocation Trust
  Current Advisory Agreement....     135         421           729        1,601
  Amended Advisory Agreement....     135         421           729        1,601
Growth & Income Trust
  Current Advisory Agreement....      81         252           439          978
  Amended Advisory Agreement....      73         228           397          887
Equity-Income Trust
  Current Advisory Agreement....      93         290           504        1,120
  Amended Advisory Agreement....      93         290           504        1,120
High Yield Trust
  Current Advisory Agreement....      88         274           477        1,061
  Amended Advisory Agreement....      88         274           477        1,061
Strategic Bond Trust
  Current Advisory Agreement....      89         278           482        1,073
  Amended Advisory Agreement....      89         278           482        1,073

PORTFOLIO                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                         --------   -----------   ----------   ---------
Global Bond Trust
  Current Advisory Agreement....    $102        $318          $552       $1,225
  Amended Advisory Agreement....      97         303           525        1,166
Total Return Trust
  Current Advisory Agreement....      86         268           466        1,037
  Amended Advisory Agreement....      83         260           452        1,008
Investment Quality Bond Trust
  Current Advisory Agreement....      75         233           406          906
  Amended Advisory Agreement....      75         233           406          906
U.S. Government Securities Trust
  Current Advisory Agreement....      74         230           401          894
  Amended Advisory Agreement....      79         246           428          954

     THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN ON SHARES OF THE PORTFOLIOS; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Portfolios had the proposed Amended Advisory Agreement been in effect for the period indicated above, or that the foregoing pro forma expense ratios reflect the actual expense ratios that will be incurred by the Portfolios if the proposed Amended Advisory Agreement is approved. The purpose of this table is to assist shareholders in understanding the expenses a shareholder in the Portfolios will bear. Please note, however, that the variable contracts issued by Manulife North America, Manulife New York and Manufacturers America provide for charges, including sales charges, not reflected in the above table.

DESCRIPTION OF ADVISORY AND AMENDED ADVISORY AGREEMENTS

     As stated above, the current Advisory Agreement and the proposed Amended Advisory Agreement are identical except with respect to the proposed advisory fee changes. For convenience, the agreements are collectively referred to as the "Advisory Agreement" in the following description.

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

     - office space and all necessary office facilities and equipment, and

     - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser, at the Trust's expense, performs all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser also furnishes to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust and the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.


     For each of the Portfolios, the Adviser reduces its advisory fee or reimburses the Portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceeds a specified annual rate. These expense reimbursements may be terminated by the Adviser at any time. The Adviser has given notice to the Trust that, effective January 1, 2002, the Adviser will terminate these expense reimbursement provisions in the Advisory Agreement and replace them with new voluntary expense reimbursement arrangements. The new expense reimbursement arrangements, which may also be terminated at any time by the Adviser, will be identical to the current expense reimbursement provisions except that the "total of all expenses" for a Portfolio will also exclude any 12b-1 fees.


     In addition to providing the services described above, the Adviser selects, contracts with, and compensates Subadvisers to manage the investment and reinvestment of the assets of the Trust Portfolios. The Adviser monitors the compliance of the Subadvisers with the investment objectives and related policies of the Portfolios which they subadvise, and reviews the performance of the Subadvisers and reports periodically on such performance to the Trustees of the Trust.

     For its services, the Adviser receives compensation as described above under "Terms of the Amended Advisory Agreement."

     Additional Information Regarding the Advisory Agreement. For additional information regarding the Advisory Agreement see "ADDITIONAL INFORMATION APPLICABLE TO THE ADVISORY AGREEMENT AND THE MAC SUBADVISORY AGREEMENT" below.

EVALUATION BY THE BOARD OF TRUSTEES

     At its meeting held on September 20-21, 2001, the Board, including all the Disinterested Trustees, approved the Amended Advisory Agreement with respect to each of the Portfolios. The Board recommends that shareholders of each Portfolio also approve such agreement.

     In approving the Amended Advisory Agreement for each Portfolio, the Board noted that the Amended Advisory Agreement is identical to the current Advisory Agreement except for the proposed advisory fee changes and considered the role of breakpoints in the Trust's advisory fee structure. The Board determined that the addition of advisory fee breakpoints will be more equitable to shareholders because decreases in advisory fees as portfolio assets increase will reflect the lower expenses generally associated with managing larger portfolios. The Board also considered numerous other factors, including:

     (i)  the nature, quality and scope of the services provided by the Adviser;

     (ii)  performance information regarding the Portfolios;

     (iii) performance information regarding the Portfolios relative to funds with similar objectives and policies;

     (iv) the cost and expected profitability to MSS of providing portfolio management services to the Portfolios, and

     (v) the expense ratios for the Portfolios in relation to the fees and expense ratios of other comparable funds.

     The Board was provided with an analysis of its fiduciary obligations as well as information regarding MSS. At the September 20-21, 2001 meeting, the Board reviewed its fiduciary duties and discussed the information provided regarding MSS. Representatives of MSS gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, MSS' plans with respect to the Portfolios. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

PAYMENTS TO AFFILIATE OF THE ADVISER

     MAC, a Colorado corporation, was during 2000 and is currently the Subadviser to the Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Equity Index Trust, Balanced Trust, Money Market Trust, Small Cap Index Trust, International Index Trust, Mid Cap Index Trust, Total Stock Market Index Trusts, 500 Index Trust and each of the Lifestyle Trusts. MAC became the Subadviser to the Balanced Trust effective May 4, 2001, and, prior to April 30, 2001, was also the Subadviser to the Real Estate Securities

Trust. MAC is an indirect wholly-owned subsidiary of Manulife and is an affiliate of the Adviser (other than by reason of serving as a Subadviser).

     As compensation for its services, MAC receives fees from the Adviser computed separately for each Portfolio for which MAC is the Subadviser. For the year ended December 31, 2000, the Adviser paid MAC aggregate subadvisory fees of $3,129,940, allocated as follows:


                                                         % OF AVERAGE
                                                            ANNUAL
PORTFOLIO                                   $ AMOUNT      NET ASSETS
---------                                  ----------    ------------
Pacific Rim Emerging Markets Trust.......  $  365,476        0.376%
Quantitative Equity Trust................   1,055,278        0.196%
Real Estate Securities Trust.............     496,451        0.233%
Equity Index Trust.......................     119,830        0.100%
Money Market Trust.......................     456,816        0.050%
Small Cap Index Trust....................       8,676(B)     0.040%(A)
International Index Trust................      21,890(B)     0.070%(A)
Mid Cap Index Trust......................       6,225(B)     0.040%(A)
Total Stock Market Index Trust...........      13,485(B)     0.040%(A)
500 Index Trust..........................      23,932(B)     0.018%(A)
Lifestyle Aggressive 1000 Trust..........      61,577        0.050%
Lifestyle Growth 820 Trust...............     187,730        0.038%
Lifestyle Balanced 640 Trust.............     186,400        0.038%
Lifestyle Moderate 460 Trust.............      75,949        0.044%
Lifestyle Conservative 280 Trust.........      50,225        0.050%


---------------
(A) Annualized.


(B) For the period May 1, 2000 (commencement of operations) to December 31,
    2000.


MANAGEMENT AND CONTROL OF THE ADVISER

     MSS is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. MSS is a subsidiary of Manulife North America, the parent of which is Manulife, and the ultimate parent of all such companies is Manulife Financial Corporation. MSS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MSS and an affiliated broker/dealer serve as principal underwriter of certain contracts issued by Manulife North America, Manulife New York and Manufacturers America.

     The table below provides information regarding the directors and executive officers of Manulife North America, the controlling and managing member of MSS.

                                                POSITION WITH MANULIFE
NAME AND                        POSITION          NORTH AMERICA* AND
PRINCIPAL BUSINESS ADDRESS   WITH THE TRUST      PRINCIPAL OCCUPATION
--------------------------   --------------     ----------------------
John D. DesPrez III........  Trustee          Director and Chairman of
73 Tremont Street                             the Board, Manulife
Boston, MA 02108                              North America;
                                              Executive Vice President,
                                              U.S. Operations,
                                              Manulife Financial
James R. Boyle.............  None             Director and President,
500 Boylston Street                           Manulife North America;
Boston, MA 02116                              Senior Vice President, U.S.
                                              Annuities, Manulife
                                              Financial
James D. Gallagher.........  President        Vice President, Secretary
73 Tremont Street                             and General Counsel,
Boston, MA 02108                              Manulife North America;
                                              Vice President, Legal
                                              Services, Manulife
                                              Financial
David W. Libbey............  None             Director, Vice President,
500 Boylston Street                           Treasurer and Chief
Boston, MA 02116                              Financial Officer,
                                              Manulife North America

---------------
* Each officer of Manulife North America serves until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

REQUIRED VOTE

     Approval of the Amended Advisory Agreement for each Portfolio will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio.


     If the Amended Advisory Agreement is approved by shareholders of a Portfolio, the Amended Advisory Agreement will be effective as to such Portfolio on January 1, 2002.


     If the required shareholder approval of the Amended Advisory Agreement for a Portfolio is not obtained, the current Advisory Agreement will remain in effect for that Portfolio and there will be no change in its advisory fees (other than a 0.15% reduction in such fees if the Portfolio's shareholders approve the Distribu-tion Plan under Proposal 2) pending the approval of a new Advisory Agreement or amendment or other definitive action.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2

     APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO WHICH EACH PORTFOLIO WILL PAY MSS A 12b-1 FEE AT AN ANNUAL RATE OF 0.15% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS
    (ALL PORTFOLIOS EXCEPT THE EQUITY INDEX TRUST AND THE LIFESTYLE TRUSTS)

     Shareholders of each Portfolio (except the Equity Index Trust and the Lifestyle Trusts) are being asked to approve a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for that Portfolio. For convenience (and unless the context otherwise requires), "Portfolio(s)" as used under this "Proposal 2" refers only to the Portfolios voting on Proposal 2.

     Under the Distribution Plan, each Portfolio will pay MSS a 12b-1 fee at an annual rate of 0.15% of the Portfolio's average daily net assets which MSS may use for distribution and administrative and other services expenses. Approval of the Distribution Plan is related to the Trust's adoption of the Multiclass Structure which will enable the Trust to offer different classes of shares with different distribution and services expense arrangements and is intended to enhance the competitive position of the Trust in distributing its shares and attracting new assets. APPROVAL OF THE DISTRIBUTION PLAN WILL NOT RESULT IN INCREASED EXPENSES FOR ANY PORTFOLIO BECAUSE THE ADVISORY FEES OF EACH PORTFOLIO APPROVING THE DISTRIBUTION PLAN UNDER THIS PROPOSAL 2 WILL BE REDUCED BY 0.15%, THE SAME AMOUNT AS THE PORTFOLIO'S 12b-1 FEE UNDER THE DISTRIBUTION PLAN. See "Reduction of Advisory Fees for Portfolios Approving the Distribution Plan," below.

THE MULTICLASS STRUCTURE

     Under Rule 18f-3 under the 1940 Act, the Trust and any Portfolio may issue multiple classes of shares representing interests in the same portfolio, provided that the Board, including a majority of the Disinterested Trustees, adopts a written multiclass plan setting forth the differences between the classes and, further, that each class of shares has a different arrangement for distribution or shareholder services or both. At its meeting held on September 20-21, 2001, the Board, including all the Disinterested Trustees, approved for the Trust a written multiclass plan under Rule 18f-3. The description herein of the Trust's multiclass plan is qualified in its entirety by reference to the plan, a copy of which is included with this Proxy Statement as EXHIBIT B.

     The multiclass plan provides that all existing shares of each Portfolio will be redesignated Class A shares, an additional class of Class B shares will be established with respect to each Portfolio, and each class of each Portfolio will adopt a Distribution Plan pursuant to which it will pay MSS 12b-1 fees which MSS may use for expenses relating to the distribution of, and administrative and other services provided to investors in, shares of that class. Class A shares of a Portfolio will be subject to a 12b-1 fee at a maximum annual rate of 0.15% of the Portfolio's average daily net assets attributable to the class, while the maximum 12b-1 fee for Class B shares will be 0.35%. Class A shares will continue to be available to fund contracts outstanding at the time of implementation of the Multiclass Structure, and both Class A and Class B shares are expected to be available to fund contracts or contract enhancements issued after implementation. The Multiclass Structure is expected to become effective as of January 1, 2002.

     Under the Multiclass Structure, the Class A shares and Class B shares of each Portfolio will be substantially the same except for differences in "class expenses" allocated to each class. The expenses of each Portfolio will be borne by its Class A shares and Class B shares based on the net assets of the Portfolio attributable to each class, except that class expenses will be allocated to each class. "Class expenses" for each Portfolio will include the 12b-1 fees payable by the class pursuant to its Distribution Plan and such other expenses as MSS determines, subject to ratification or approval by the Board, to be properly allocable to the particular class. The kinds of expenses which the Adviser may determine to be properly allocable to a particular class include:
(i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or contract owners of contracts funded by shares of such class); (ii) materials such as prospectuses, shareholder reports and proxies; (ii) professional fees relating solely to one class; (iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

     In determining whether to approve the Rule 18f-3 multiclass plan, the Board considered a number of factors, including the level of services to be provided to each class, the cost of those services, and the relationship and potential conflicts of interest between classes with respect to the allocation of expenses and services. The Board reviewed various materials, including materials provided by MSS, with respect to the advantages and disadvantages of the Multiclass Structure and the proposed Distribution Plan, and the Trustees were furnished with a legal memorandum setting forth their responsibilities under Rule 18f-3. The Board identified as the primary benefits of the proposed Multiclass Structure that different 12b-1 fees for each class would suit different distribution arrangements for variable contracts, thus enhancing the ability of the Trust to attract new assets, and that new assets in turn would have the potential effects of lowering the expense ratios of the Portfolios, reducing the need to sell portfolio securities to meet redemption requests, and affording greater flexibility to the Subadvisers in pursuing the investment objectives of the Portfolios. The Board noted as among the possible disadvantages of the Multiclass Structure that administering two classes of shares rather than one would involve greater costs, including additional custody fees. The Board, including all the Disinterested Trustees, determined that the adoption of the multiclass plan is in the best interests of each Portfolio individually and of the Trust as a whole.

THE DISTRIBUTION PLAN

     Rule 12b-1 under the 1940 Act prohibits a mutual fund such as the Trust, or any separate series or class of shares thereof, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," except pursuant to a "written plan describing all material aspects of the proposed financing of distribution."

     On September 20-21, 2001 the Board, including all the Disinterested Trustees, approved the Distribution Plan pursuant to Rule 12b-1 with respect to the Class A shares of each Portfolio. At the same time, the Board, including the Disinterested Trustees, approved a related Distribution Agreement between the Trust and MSS (the "Distribution Agreement") appointing MSS as distributor and principal underwriter of the shares of the Trust. Shareholders of each Portfolio, who will become the Class A shareholders of that Portfolio under the Multiclass Structure, must approve the Distribution Plan for that Portfolio in order for it to become effective as to that Portfolio. Shareholder approval is not required with respect to the Distribution Plan for the proposed Class B shares of each Portfolio under the Multiclass Structure because those shares will only become available for investment after the Distribution Plan for such shares is in place. The description herein of the Distribution Plan and the Distribution Agreement is qualified in its entirety by reference to the Distribution Plan and the Distribution Agreement, copies of which are included with this Proxy Statement as EXHIBITS C and D, respectively.

     Under the Distribution Plan, each Portfolio will accrue and pay daily to MSS a 12b-1 fee at a maximum annual rate of 0.15% of the average daily net assets attributable to the Class A shares of the Portfolio. To the extent consistent with applicable laws, regulations and rules, MSS may use each Portfolio's 12b-1 fees to pay (i) expenses relating to the distribution of its shares; (ii) expenses relating to shareholder or administrative services for shareholders or contract owners whose variable contracts have invested in its shares; and (iii) "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the NASD (i.e., payments "for personal service and/or the maintenance of shareholder accounts"). Without limiting the foregoing, MSS may pay all or part of a Portfolio's 12b-1 fees to one or more affiliated or unaffiliated insurance companies that have issued variable contracts for which the Portfolio serves as an underlying investment vehicle as compensation for providing some or all of the services identified in the preceding sentence. In this connection, the Distribution Agreement authorizes MSS to enter into participation agreements regarding the sale of Trust shares with such insurance companies or with their affiliated broker-dealers. The Distribution Plan for each Portfolio, if approved by its shareholders, is expected to become effective as of January 1, 2002.

     The Distribution Plan for each Portfolio contains a provision authorizing for purposes of Rule 12b-1 any payments in addition to 12b-1 fees which the Portfolio makes to MSS or any of its affiliates, including payments of advisory fees, which might be deemed to be an indirect financing of distribution expenses. This provision is known as a "defensive 12b-1 plan." It does not authorize a Portfolio to make additional payments for distribution expenses directly out of its assets. Rather, it is intended to provide assurance that the Adviser may use its own resources, including advisory fee profits, to pay distribution-related expenses of a Portfolio without such payments being deemed an "indirect" financing of distribution-related activities prohibited by Rule 12b-1 unless authorized by a written distribution plan. The SEC has not objected to the use of defensive 12b-1 plans but has taken the position that they are unnecessary in that an adviser's use of its legitimate advisory fee profits to pay for fund distribution is not an indirect use of fund assets for distribution.

     Consistent with the requirements of Rule 12b-1: (i) the Distribution Plan for each Portfolio must be approved by a Majority of the Outstanding Voting Securities of the Portfolio; (ii) the Distribution Plan for each Portfolio and the Distribution Agreement must be approved by a vote of the Board, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting thereon; (iii) the Distribution Plan for each Portfolio and the Distribution Agreement provide, in substance, (a) that each shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually in the manner described in (ii) above, (b) that any person authorized to direct the disposition of monies paid or payable by a Portfolio under its Distribution Plan or the Distribution Agreement shall provide to the Board for review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made, (c) that the Distribution Plan for each Portfolio may be terminated at any time by vote of a majority of the Disinterested Trustees, and (d) that the Distribution Agreement may be terminated as to a Portfolio without penalty at any time by vote of a majority of the Disinterested Trustees or by vote of a Majority of the Outstanding Voting Securities of such Portfolio on not more than 60 days' written notice and will terminate in the event of its assignment; (iv) the Distribution Plan for each Portfolio may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material amendments to the Distribution Plan for each Portfolio must be approved by the Disinterested Trustees; (v) the selection and nomination of the Disinterested Trustees is committed to such Trustees; and (vi) in implementing or continuing the Distribution Plan as to any Portfolio, the Trustees who vote to approve such implementation or continuation must conclude that there is a reasonable likelihood that the Distribution Plan will benefit the Portfolio and its shareholders, including contract owners whose contract values are invested in such Portfolio.

REDUCTION OF ADVISORY FEES FOR PORTFOLIOS APPROVING THE DISTRIBUTION PLAN

     In order that shareholders of the Portfolios not incur higher expenses as a result of the adoption of the Multiclass Structure and the implementation of the Distribution Plan, advisory fees, whether under the current Advisory Agreement or, for Portfolios voting on and approving Proposal 1, the Amended Advisory Agreement, will be reduced at all asset levels (including any breakpoints) by 0.15%, the same amount as the 12b-1 fee under the Distribution Plan.

     The following table sets forth for each Portfolio: (1) the advisory fee rate under the current Advisory Agreement and, for each Portfolio voting on Proposal 1, the advisory fee under the Amended Advisory Agreement; and (2) the advisory fee rates under (1) adjusted to reflect the 0.15% reduction in advisory fees for each Portfolio which approves the Distribution Plan under this Proposal 2.


                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
Internet Technologies
 Trust
 Current Advisory
   Agreement               1.150% at all asset levels             1.000% at all asset levels
 Amended Advisory
   Agreement               1.150% - first $1 Billion              1.000% - first $1 Billion
                           1.100% - over $1 Billion               0.950% - over $1 Billion
-------------------------------------------------------------------------------------------------------
Pacific Rim Emerging
 Markets Trust
 Current Advisory
   Agreement               0.850% at all asset levels             0.700% at all asset levels
 Amended Advisory
   Agreement               0.850% - first $500 Million            0.700% - first $500 Million
                           0.750% - over $500 Million             0.600% - over $500 Million
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
Telecommunications Trust
 Current Advisory
   Agreement               1.100% - first $50 Million             0.950% - first $50 Million
                           1.075% - $50 to $250 Million           0.925% - $50 to $250 Million
                           1.025% - $250 to $500 Million          0.875% - $250 to $500 Million
                           0.950% - over $500 Million             0.800% - over $500 Million
-------------------------------------------------------------------------------------------------------
Science & Technology
 Trust
 Current Advisory
   Agreement               1.100% at all asset levels             0.950% at all asset levels
 Amended Advisory
   Agreement               1.100% - first $500 Million            0.950% - first $500 Million
                           1.050% - over $500 Million             0.900% - over $500 Million
-------------------------------------------------------------------------------------------------------
International Small Cap Trust
 Current Advisory
   Agreement               1.100% at all asset levels             0.950% at all asset levels
 Amended Advisory
   Agreement               1.100% - first $200 Million            0.950% - first $200 Million
                           1.000% - $200 to $500 Million          0.850% - $200 to $500 Million
                           0.900% - over $500 Million             0.750% - over $500 Million
-------------------------------------------------------------------------------------------------------
Health Sciences Trust
 Current Advisory
   Agreement               1.100% - first $500 Million            0.950% - first $500 Million
                           1.050% - over $500 Million             0.900% - over $500 Million
-------------------------------------------------------------------------------------------------------
Aggressive Growth Trust
 Current Advisory
   Agreement               1.000% at all asset levels             0.850% at all asset levels
 Amended Advisory
   Agreement               1.000% - first $500 Million            0.850% - first $500 Million
                           0.950% - over $500 Million             0.800% - over $500 Million
-------------------------------------------------------------------------------------------------------
Emerging Small Company Trust
 Current Advisory
   Agreement               1.050% at all asset levels             0.900% at all asset levels
 Amended Advisory
   Agreement               1.050% - first $500 Million            0.900% - first $500 Million
                           1.020% - $500 Million to $1 Billion    0.870% - $500 Million to $1 Billion
                           1.000% - over $1 Billion               0.850% - over $1 Billion
-------------------------------------------------------------------------------------------------------
Small Company Blend Trust
 Current Advisory
   Agreement               1.050% at all asset levels             0.900% at all asset levels
-------------------------------------------------------------------------------------------------------
Dynamic Growth Trust
 Current Advisory
   Agreement               1.000% at all asset levels             0.850% at all asset levels
 Amended Advisory
   Agreement               1.000% - first $500 Million            0.850% - first $500 Million
                           0.950% - over $500 Million             0.800% - over $500 Million
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
Mid Cap Growth Trust
 Current Advisory
   Agreement               0.925% at all asset levels             0.775% at all asset levels
                           1.000% - first $50 Million             0.850% - first $50 Million
                           0.975% - $50 to $200 Million           0.825% - $50 to $200 Million
                           0.950% - $200 to $500 Million          0.800% - $200 to $500 Million
                           0.925% - over $500 Million             0.775% - over $500 Million
-------------------------------------------------------------------------------------------------------
Mid Cap Opportunities Trust
 Current Advisory
   Agreement               1.000% - first $250 Million            0.850% - first $250 Million
                           0.950% - over $250 Million             0.800% - over $250 Million
-------------------------------------------------------------------------------------------------------
Mid Cap Stock Trust
 Current Advisory
   Agreement               0.925% at all asset levels             0.775% at all asset levels
 Amended Advisory
   Agreement               0.925% - first $200 Million            0.775% - first $200 Million
                           0.900% - $200 to $500 Million          0.750% - $200 to $500 Million
                           0.875% - over $500 Million             0.725% - over $500 Million
-------------------------------------------------------------------------------------------------------
All Cap Growth Trust
 Current Advisory
   Agreement               0.950% at all asset levels             0.800% at all asset levels
 Amended Advisory
   Agreement               0.950% - first $500 Million            0.800% - first $500 Million
                           0.900% - over $500 Million             0.750% - over $500 Million
-------------------------------------------------------------------------------------------------------
Financial Services Trust
 Current Advisory
   Agreement               0.950% - first $50 Million             0.800% - first $50 Million
                           0.900% - $50 to $500 Million           0.750% - $50 to $500 Million
                           0.850% - over $500 Million             0.700% - over $500 Million
-------------------------------------------------------------------------------------------------------
Overseas Trust
 Current Advisory
   Agreement               0.950% at all asset levels             0.800% at all asset levels
-------------------------------------------------------------------------------------------------------
International Stock Trust
 Current Advisory
   Agreement               1.050% at all asset levels             0.900% at all asset levels
 Amended Advisory
   Agreement               1.000% - first $500 Million            0.850% - first $500 Million
                           0.950% - over $500 Million             0.800% - over $500 Million
-------------------------------------------------------------------------------------------------------
International Value Trust
 Current Advisory
   Agreement               1.000% at all asset levels             0.850% at all asset levels
 Amended Advisory
   Agreement               1.000% - first $200 Million            0.850% - first $200 Million
                           0.900% - $200 to $500 Million          0.750% - $200 to $500 Million
                           0.850% - over $500 Million             0.700% - over $500 Million
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
Capital Appreciation
 Trust
 Current Advisory
   Agreement               0.900% - first $200 Million            0.750% - first $200 Million
                           0.850% - over $200 Million             0.700% - over $200 Million
-------------------------------------------------------------------------------------------------------
Strategic Opportunities
 Trust
 Current Advisory
   Agreement               0.850% at all asset levels             0.700% at all asset levels
-------------------------------------------------------------------------------------------------------
Quantitative Mid Cap
 Trust
 Current Advisory
   Agreement               0.800% - first $200 Million            0.650% - first $200 Million
                           0.700% - over $200 Million             0.550% - over $200 Million
-------------------------------------------------------------------------------------------------------
Global Equity Trust
 Current Advisory
   Agreement               0.900% at all asset levels             0.750% at all asset levels
 Amended Advisory
   Agreement               0.900% - first $500 Million            0.750% - first $500 Million
                           0.850% - over $500 Million             0.700% - over $500 Million
-------------------------------------------------------------------------------------------------------
Strategic Growth Trust
 Current Advisory
   Agreement               0.900% - first $300 Million            0.875% - first $300 Million
                           0.875% - $300 to $600 Million          0.725% - $300 to $600 Million
                           0.850% - $600 to $900 Million          0.700% - $600 to $900 Million
                           0.825% - $900 Million to $1.5 Billion  0.675% - $900 Million to $1.5 Billion
                           0.750% - over $1.5 Billion             0.600% - over $1.5 Billion
-------------------------------------------------------------------------------------------------------
Growth Trust
 Current Advisory
   Agreement               0.850% at all asset levels             0.700% at all asset levels
 Amended Advisory
   Agreement               0.850% - first $500 Million            0.700% - first $500 Million
                           0.800% - over $500 Million             0.650% - over $500 Million
-------------------------------------------------------------------------------------------------------
Large Cap Growth Trust
 Current Advisory
   Agreement               0.875% at all asset levels             0.725% at all asset levels
 Amended Advisory
   Agreement               0.900% - first $1 Billion              0.750% - first $1 Billion
                           0.850% - over $1 Billion               0.700% - over $1 Billion
-------------------------------------------------------------------------------------------------------
All Cap Value Trust
 Current Advisory
   Agreement               0.950% - first $500 Million            0.800% - first $500 Million
                           0.900% - over $500 Million             0.750% - over $500 Million
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
Capital Opportunities
 Trust
 Current Advisory
   Agreement               0.900% - first $300 Million            0.875% - first $300 Million
                           0.875% - $300 to $600 Million          0.725% - $300 to $600 Million
                           0.850% - $600 to $900 Million          0.700% - $600 to $900 Million
                           0.825% - $900 Million to $1.5 Billion  0.675% - $900 Million to $1.5 Billion
                           0.750% - over $1.5 Billion             0.600% - over $1.5 Billion
-------------------------------------------------------------------------------------------------------
Quantitative Equity Trust
 Current Advisory
   Agreement               0.700% at all asset levels             0.550% at all asset levels
 Amended Advisory
   Agreement               0.750% - first $500 Million            0.600% - first $500 Million
                           0.700% - $500 Million to $1 Billion    0.550% - $500 Million to $1 Billion
                           0.650% - over $1 Billion               0.500% - over $1 Billion
-------------------------------------------------------------------------------------------------------
Blue Chip Growth Trust
 Current Advisory
   Agreement               0.875% at all asset levels             0.725% at all asset levels
 Amended Advisory
   Agreement               0.875% - first $500 Million            0.725% - first $500 Million
                           0.850% - over $500 Million             0.700% - over $500 Million
-------------------------------------------------------------------------------------------------------
Utilities Trust
 Current Advisory
   Agreement               0.900% - first $300 Million            0.750% - first $300 Million
                           0.875% - $300 to $600 Million          0.725% - $300 to $600 Million
                           0.850% - $600 to $900 Million          0.700% - $600 to $900 Million
                           0.825% - $900 Million to $1 Billion    0.675% - $900 Million to $1 Billion
                           0.750% - over $1 Billion               0.600% - over $1 Billion
-------------------------------------------------------------------------------------------------------
Real Estate Securities
 Trust
 Current Advisory
   Agreement               0.800% - first $200 Million            0.650% - first $200 Million
                           0.750% - over $200 Million             0.600% - over $200 Million
-------------------------------------------------------------------------------------------------------
Small Company Value Trust
 Current Advisory
   Agreement               1.050% at all asset levels             0.900% at all asset levels
-------------------------------------------------------------------------------------------------------
Mid Cap Value Trust
 Current Advisory
   Agreement               0.950% - first $200 Million            0.800% - first $200 Million
                           0.900% - $200 to $500 Million          0.750% - $200 to $500 Million
                           0.875% - over $500 Million             0.725% - over $500 Million
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
Value Trust
 Current Advisory
   Agreement               0.800% at all asset levels             0.650% at all asset levels
 Amended Advisory
   Agreement               0.800% - first $200 Million            0.650% - first $200 Million
                           0.775% - $200 to $500 Million          0.625% - $200 to $500 Million
                           0.700% - over $500 Million             0.550% - over $500 Million
-------------------------------------------------------------------------------------------------------
Tactical Allocation Trust
 Current Advisory
   Agreement               0.900% at all asset levels             0.750% at all asset levels
 Amended Advisory
   Agreement               0.900% - first $500 Million            0.750% - first $500 Million
                           0.850% - over $500 Million             0.700% - over $500 Million
-------------------------------------------------------------------------------------------------------
Fundamental Value Trust
 Current Advisory
   Agreement               0.950% - first $50 Million             0.800% - first $50 Million
                           0.900% - $50 to $500 Million           0.750% - $50 to $500 Million
                           0.850% - over $500 Million             0.700% - over $500 Million
-------------------------------------------------------------------------------------------------------
Growth & Income Trust
 Current Advisory
   Agreement               0.750% at all asset levels             0.600% at all asset levels
 Amended Advisory
   Agreement               0.750% - first $500 Million            0.600% - first $500 Million
                           0.700% - $500 Million to $1 Billion    0.550% - $500 Million to $1 Billion
                           0.650% - over $1 Billion               0.500% - over $1 Billion
-------------------------------------------------------------------------------------------------------
U.S. Large Cap Value
 Trust
 Current Advisory
   Agreement               0.875% at all asset levels             0.725% at all asset levels
-------------------------------------------------------------------------------------------------------
Equity-Income Trust
 Current Advisory
   Agreement               0.875% at all asset levels             0.725% at all asset levels
 Amended Advisory
   Agreement               0.875% - first $1 Billion              0.725% - first $$1 Billion
                           0.850% - over $1 Billion               0.700% - over $$1 Billion
-------------------------------------------------------------------------------------------------------
Income & Value Trust
 Current Advisory
   Agreement               0.800% at all asset levels             0.650% at all asset levels
-------------------------------------------------------------------------------------------------------
Balanced Trust
 Current Advisory
   Agreement               0.750% - first $50 Million             0.600% - first $50 Million
                           0.700% - $50 to $200 Million           0.550% - $50 to $200 Million
                           0.650% - over $200 Million             0.500% - over $200 Million
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
High Yield Trust
 Current Advisory
   Agreement               0.775% at all asset levels             0.625% at all asset levels
 Amended Advisory
   Agreement               0.775% - first $500 Million            0.625% - first $500 Million
                           0.700% - over $500 Million             0.550% - over $500 Million
-------------------------------------------------------------------------------------------------------
Strategic Bond Trust
 Current Advisory
   Agreement               0.775% at all asset levels             0.625% at all asset levels
 Amended Advisory
   Agreement               0.775% - first $500 Million            0.625% - first $500 Million
                           0.700% - over $500 Million             0.550% - over $500 Million
-------------------------------------------------------------------------------------------------------
Global Bond Trust
 Current Advisory
   Agreement               0.800% at all asset levels             0.650% at all asset levels
 Amended Advisory
   Agreement               0.750% at all asset levels             0.600% at all asset levels
-------------------------------------------------------------------------------------------------------
Total Return Trust
 Current Advisory
   Agreement               0.775% at all asset levels             0.625% at all asset levels
 Amended Advisory
   Agreement               0.750% at all asset levels             0.600% at all asset levels
-------------------------------------------------------------------------------------------------------
Investment Quality Bond Trust
 Current Advisory
   Agreement               0.650% at all asset levels             0.500% at all asset levels
 Amended Advisory
   Agreement               0.650% - first $500 Million            0.500% - first $500 Million
                           0.600% - over $500 Million             0.450% - over $500 Million
-------------------------------------------------------------------------------------------------------
Diversified Bond Trust
 Current Advisory
   Agreement               0.750% at all asset levels             0.600% at all asset levels
-------------------------------------------------------------------------------------------------------
U.S. Government Securities Trust
 Current Advisory
   Agreement               0.650% at all asset levels             0.500% at all asset levels
 Amended Advisory
   Agreement               0.700% - first $500 Million            0.550% - first $500 Million
                           0.600% - over $500 Million             0.450% - over $500 Million
-------------------------------------------------------------------------------------------------------
Money Market Trust
 Current Advisory
   Agreement               0.500% at all asset levels             0.350% at all asset levels
-------------------------------------------------------------------------------------------------------
Small Cap Index Trust
 Current Advisory
   Agreement               0.525% at all asset levels             0.375% at all asset levels
-------------------------------------------------------------------------------------------------------

                                                                                   (2)
                                            (1)                      ADVISORY FEE WITH DISTRIBUTION
PORTFOLIO                              ADVISORY FEE                     PLAN (0.150)% REDUCTION)
---------                              ------------                  ------------------------------
International Index Trust
 Current Advisory
   Agreement               0.550% at all asset levels             0.400% at all asset levels
-------------------------------------------------------------------------------------------------------
Mid Cap Index Trust
 Current Advisory
   Agreement               0.525% at all asset levels             0.375% at all asset levels
-------------------------------------------------------------------------------------------------------
Total Stock Market Index Trust
 Current Advisory
   Agreement               0.525% at all asset levels             0.375% at all asset levels
-------------------------------------------------------------------------------------------------------
500 Index Trust
 Current Advisory
   Agreement               0.525% at all asset levels             0.375% at all asset levels
-------------------------------------------------------------------------------------------------------
Small-Mid Cap Growth Trust
 Current Advisory
   Agreement               1.000% at all asset levels             0.850% at all asset levels
-------------------------------------------------------------------------------------------------------
Small-Mid Cap Trust
 Current Advisory
   Agreement               1.100% at all asset levels             0.950% at all asset levels
-------------------------------------------------------------------------------------------------------
International Equity Select Trust
 Current Advisory
   Agreement               1.050% at all asset levels             0.900% at all asset levels
-------------------------------------------------------------------------------------------------------
Select Growth Trust
 Current Advisory
   Agreement               0.950% at all asset levels             0.800% at all asset levels
-------------------------------------------------------------------------------------------------------
Global Equity Select
 Trust
 Current Advisory
   Agreement               1.050% at all asset levels             0.900% at all asset levels
-------------------------------------------------------------------------------------------------------
Core Value Trust
 Current Advisory
   Agreement               1.000% at all asset levels             0.850% at all asset levels
-------------------------------------------------------------------------------------------------------
High Grade Bond Trust
 Current Advisory
   Agreement               0.750% at all asset levels             0.600% at all asset levels
-------------------------------------------------------------------------------------------------------

     The following table sets forth: (1) the aggregate amount of advisory fees paid by each Portfolio to MSS for the fiscal year ended December 31, 2000; (2) the aggregate amount of advisory fees that each Portfolio would have paid MSS for the fiscal year ended December 31, 2000 if the Distribution Plan, including the 0.15% reduction in advisory fees, had been in effect for that year; (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1); (4) the aggregate amount of advisory fees that each Portfolio voting on and approving the Amended Advisory Agreement under Proposal 1 would have paid to MSS for the fiscal year ended December 31, 2000 if the Amended Advisory Agreement had been in effect for that year; (5) the aggregate amount of advisory fees that each such Portfolio would have paid to MSS for the fiscal year ended December 31, 2000 if the Amended Advisory Agreement and the Distribution Plan, including the 0.15% reduction in advisory fees, had been in effect for that year; and (6) the difference between the amounts of advisory fees under (4) as compared to (5) stated as a percentage of the amount under (4).


                                               CURRENT ADVISORY AGREEMENT                   AMENDED ADVISORY AGREEMENT
                                              ADVISORY FEES FOR YEAR ENDED                 ADVISORY FEES FOR YEAR ENDED
                                                        12/31/00                                     12/31/00
                                       ------------------------------------------   -------------------------------------------
                                           (1)                            (3)           (4)                             (6)
                                                          (2)         DIFFERENCE    FEES PAID IF        (5)         DIFFERENCE
                                                      FEES PAID IF      BETWEEN       AMENDED       FEES PAID IF      BETWEEN
                                                      DISTRIBUTION    (1) AND (2)    AGREEMENT      DISTRIBUTION    (4) AND (5)
PORTFOLIO                               FEES PAID    PLAN IN EFFECT   AS % OF (1)    IN EFFECT     PLAN IN EFFECT   AS % OF (4)
---------                              -----------   --------------   -----------   ------------   --------------   -----------
Internet Technologies Trust..........  $   364,054*       316,659       -13.04%     $   364,054     $   316,569       -13.04%
Pacific Rim Emerging Markets Trust...      826,869        680,951       -17.65%         826,869         680,951       -17.65%
Telecommunications Trust.............          N/A            N/A
Science & Technology Trust...........   16,814,048     14,521,223       -13.64%      16,229,773      14,006,948       -14.07%
International Small Cap Trust........    3,416,149      2,950,310       -13.64%       3,305,590       2,839,751       -16.87%
Health Sciences Trust................          N/A
Aggressive Growth Trust..............    3,154,189      2,681,061       -15.00%       3,154,189       2,681,061       -15.00%
Emerging Small Company Trust.........    6,154,952      5,275,674       -14.29%       6,129,097       5,249,818       -14.35%
Small Company Blend Trust............      925,735        793,487       -14.29%         925,735         793,487       -14.29%
Dynamic Growth Trust.................      654,785*       556,567       -15.00%         654,785         556,567       -15.00%

                                               CURRENT ADVISORY AGREEMENT                   AMENDED ADVISORY AGREEMENT
                                              ADVISORY FEES FOR YEAR ENDED                 ADVISORY FEES FOR YEAR ENDED
                                                        12/31/00                                     12/31/00
                                       ------------------------------------------   -------------------------------------------
                                           (1)                            (3)           (4)                             (6)
                                                          (2)         DIFFERENCE    FEES PAID IF        (5)         DIFFERENCE
                                                      FEES PAID IF      BETWEEN       AMENDED       FEES PAID IF      BETWEEN
                                                      DISTRIBUTION    (1) AND (2)    AGREEMENT      DISTRIBUTION    (4) AND (5)
PORTFOLIO                               FEES PAID    PLAN IN EFFECT   AS % OF (1)    IN EFFECT     PLAN IN EFFECT   AS % OF (4)
---------                              -----------   --------------   -----------   ------------   --------------   -----------
Mid Cap Growth Trust.................          N/A
Mid Cap Opportunities Trust..........          N/A
Mid Cap Stock Trust..................      955,504        800,557       -16.22%         955,504         800,557       -16.22%
All Cap Growth Trust.................    8,501,735      7,159,356       -15.79%       8,304,276       6,961,896       -16.16%
Financial Services Trust.............          N/A
Overseas Trust.......................    4,578,208      3,855,333       -15.79%       4,578,208       3,855,333       -15.79%
International Stock Trust............    2,890,232      2,477,342       -14.29%       2,752,602       2,339,712       -15.00%
International Value Trust............    1,329,316      1,129,918       -15.00%       1,329,316       1,129,918       -15.00%
Capital Appreciation Trust...........        7,738**        6,448       -16.67%           7,738           6,448       -16.67%
Strategic Opportunities Trust........   13,403,289     11,038,003       -17.65%      13,403,289      11,038,003       -17.65%
Quantitative Mid Cap Trust...........          N/A
Global Equity Trust..................    6,643,175      5,535,979       -16.67%       6,643,175       5,535,979       -16.67%
Strategic Growth Trust...............          N/A
Growth Trust.........................    6,472,854      5,330,586       -17.65%       6,342,098       5,199,830       -18.01%
Large Cap Growth Trust...............    4,542,483      3,763,772       -17.14%       4,672,269       3,893,557       -14.29%
All Cap Value Trust..................          N/A
Capital Opportunities Trust..........          N/A
Quantitative Equity Trust............    3,773,024      2,964,519       -21.43%       4,023,024       3,214,519       -20.10%
Blue Chip Growth Trust...............   17,113,773     14,179,983       -17.14%      16,874,807      13,941,018       -17.39%
Utilities Trust......................          N/A

                                               CURRENT ADVISORY AGREEMENT                   AMENDED ADVISORY AGREEMENT
                                              ADVISORY FEES FOR YEAR ENDED                 ADVISORY FEES FOR YEAR ENDED
                                                        12/31/00                                     12/31/00
                                       ------------------------------------------   -------------------------------------------
                                           (1)                            (3)           (4)                             (6)
                                                          (2)         DIFFERENCE    FEES PAID IF        (5)         DIFFERENCE
                                                      FEES PAID IF      BETWEEN       AMENDED       FEES PAID IF      BETWEEN
                                                      DISTRIBUTION    (1) AND (2)    AGREEMENT      DISTRIBUTION    (4) AND (5)
PORTFOLIO                               FEES PAID    PLAN IN EFFECT   AS % OF (1)    IN EFFECT     PLAN IN EFFECT   AS % OF (4)
---------                              -----------   --------------   -----------   ------------   --------------   -----------
Real Estate Securities Trust.........    1,698,188      1,378,550       -18.82%       1,698,188       1,378,550       -18.82%
Small Company Value Trust............    1,054,874        904,178       -14.29%       1,054,874         904,178       -14.29%
Mid Cap Value Trust..................          N/A
Value Trust..........................    1,196,810        972,408       -18.75%       1,196,810         972,408       -18.75%
Tactical Allocation Trust............      269,753*       224,794       -16.67%         269,753         224,794
Fundamental Value Trust..............          N/A
Growth & Income Trust................   23,601,208     18,880,966       -20.00%      21,204,380      16,484,139       -22.26%
U.S. Large Cap Value Trust...........    2,878,247      2,384,833       -17.14%       2,878,247       2,384,833       -17.14%
Equity-Income Trust..................    8,043,881      6,664,930       -17.14%       8,043,881       6,664,930       -17.14%
Income & Value Trust.................    4,696,094      3,815,577       -18.75%       4,696,095       3,815,577       -18.75%
Balanced Trust.......................    1,628,096      1,281,228       -21.31%       1,628,096       1,281,228       -21.31%
High Yield Trust.....................    1,857,084      1,497,648       -19.35%       1,857,084       1,497,648       -19.35%
Strategic Bond Trust.................    2,642,791      2,131,283       -19.35%       2,642,791       2,131,283       -19.35%
Global Bond Trust....................      961,709        781,389       -18.75%         901,603         721,282       -20.00%
Total Return Trust...................    2,398,611      1,934,364       -19.35%       2,321,237       1,856,989       -20.00%
Investment Quality Bond Trust........    1,806,503      1,389,618       -23.08%       1,806,503       1,389,618       -23.08%
Diversified Bond Trust...............    1,526,414      1,221,131       -20.00%       1,526,414       1,221,131       -20.00%
U.S. Government Securities Trust.....    2,081,135      1,600,873       -23.08%       2,241,222       1,760,960       -21.43%
Money Market Trust...................    4,545,400      3,181,780       -30.00%       4,545,399       3,181,780       -30.00%
Small Cap Index Trust................      113,868*        81,334       -28.57%         113,868          81,334       -28.57%

                                               CURRENT ADVISORY AGREEMENT                   AMENDED ADVISORY AGREEMENT
                                              ADVISORY FEES FOR YEAR ENDED                 ADVISORY FEES FOR YEAR ENDED
                                                        12/31/00                                     12/31/00
                                       ------------------------------------------   -------------------------------------------
                                           (1)                            (3)           (4)                             (6)
                                                          (2)         DIFFERENCE    FEES PAID IF        (5)         DIFFERENCE
                                                      FEES PAID IF      BETWEEN       AMENDED       FEES PAID IF      BETWEEN
                                                      DISTRIBUTION    (1) AND (2)    AGREEMENT      DISTRIBUTION    (4) AND (5)
PORTFOLIO                               FEES PAID    PLAN IN EFFECT   AS % OF (1)    IN EFFECT     PLAN IN EFFECT   AS % OF (4)
---------                              -----------   --------------   -----------   ------------   --------------   -----------
International Index Trust............      171,991*       125,084       -27.27%         171,991         125,084       -27.27%
Mid Cap Index Trust..................       81,707*        58,362       -28.57%          81,707          58,362       -28.57%
Total Stock Market Index Trust.......      176,988*       126,420       -28.57%         176,988         126,420       -28.57%
500 Index Trust......................      709,970*       507,121       -28.57%         709,970         507,121       -28.57%
Small-Mid Cap Growth Trust...........          N/A
Small-Mid Cap Trust..................          N/A
International Equity Select Trust....          N/A
Select Growth Trust..................          N/A
Global Equity Select Trust...........          N/A
Core Value Trust.....................          N/A
High Grade Bond Trust................          N/A

---------------

    * For period beginning May 1, 2000 (commencement of operations) and ending December 31, 2000.
  ** For period beginning November 1, 2000 (commencement of operations) and ending December 31, 2000.


N/A These Portfolios commenced operations either on April 30, 2001 or July 16,
    2001 and did not pay advisory fees during the year ended December 31, 2000.

     The following is a schedule of: (1) the (actual) fees and expenses that each Portfolio paid for the fiscal year ended December 31, 2000 (as a percentage of average net assets of the Portfolio for that year) under the current Advisory Agreement; (2) the (pro forma) fees and expenses that each Portfolio can expect to incur if the current Advisory Agreement and the proposed Distribution Plan (adding 12b-1 fees of, and reducing advisory fees by, 0.15%) are in effect (based on the average net assets of the Portfolio for the year ended December 31, 2000); (3) the (pro forma) fees and expenses that each Portfolio voting on and approving the Amended Advisory Agreement under Proposal 1 can expect to incur if the Amended Advisory Agreement is in effect (based on the average net assets of the Portfolio for the year ended December 31, 2000); and (4) the (pro forma) fees and expenses that each such Portfolio can expect to incur if the Amended Advisory Agreement and the proposed Distribution Plan (adding 12b-1 fees of, and reducing advisory fees by, 0.15%) are in effect (based on the average net assets of the Portfolio for the year ended December 31, 2000).

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
Internet Technologies Trust
  Current Advisory Agreement.....     1.150%(B)     0.000%         0.130%             1.280%
  -- with 12b-1 fees.............     1.000%        0.150%         0.130%             1.280%
  Amended Advisory Agreement.....     1.150%        0.000%         0.130%             1.280%
  -- with 12b-1 fees.............     1.000%        0.150%         0.130%             1.280%
--------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets
  Trust
  Current Advisory Agreement.....     0.850%        0.000%         0.180%             1.030%
  -- with 12b-1 fees.............     0.700%        0.150%         0.180%             1.030%
  Amended Advisory Agreement.....     0.850%        0.000%         0.180%             1.030%
  -- with 12b-1 fees.............     0.700%        0.150%         0.180%             1.030%
--------------------------------------------------------------------------------------------------
Telecommunications Trust
  Current Advisory Agreement.....     1.100%        0.000%         0.130%             1.230%
  -- with 12b-1 fees.............     0.950%        0.150%         0.130%             1.230%
--------------------------------------------------------------------------------------------------
Science & Technology Trust
  Current Advisory Agreement.....     1.100%(D)     0.000%         0.040%             1.140%
  -- with 12b-1 fees.............     0.950%        0.150%         0.040%             1.140%
  Amended Advisory Agreement.....     1.066%(D)     0.000%         0.040%             1.106%
  -- with 12b-1 fees.............     0.916%        0.150%         0.040%             1.106%
--------------------------------------------------------------------------------------------------

                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
International Small Cap Trust
  Current Advisory Agreement.....     1.100%        0.000%         0.440%             1.540%
  -- with 12b-1 fees.............     0.950%        0.150%         0.440%             1.540%
  Amended Advisory Agreement.....     1.064%        0.000%         0.440%             1.504%
  -- with 12b-1 fees.............     0.914%        0.150%         0.440%             1.504%
--------------------------------------------------------------------------------------------------
Health Sciences Trust
  Current Advisory Agreement.....     1.100%(D)     0.000%         0.130%             1.230%
  -- with 12b-1 fees.............     0.950%        0.150%         0.130%             1.230%
--------------------------------------------------------------------------------------------------
Aggressive Growth Trust
  Current Advisory Agreement.....     1.000%        0.000%         0.070%             1.070%
  -- with 12b-1 fees.............     0.850%        0.150%         0.070%             1.070%
  Amended Advisory Agreement.....     1.000%        0.000%         0.070%             1.070%
  -- with 12b-1 fees.............     0.850%        0.150%         0.070%             1.070%
--------------------------------------------------------------------------------------------------
Emerging Small Company Trust
  Current Advisory Agreement.....     1.050%        0.000%         0.050%             1.100%
  -- with 12b-1 fees.............     0.900%        0.150%         0.050%             1.100%
  Amended Advisory Agreement.....     1.046%        0.000%         0.050%             1.096%
  -- with 12b-1 fees.............     0.896%        0.150%         0.050%             1.096%
--------------------------------------------------------------------------------------------------
Small Company Blend Trust
  Current Advisory Agreement.....     1.050%        0.000%         0.140%             1.190%
  -- with 12b-1 fees.............     0.900%        0.150%         0.140%             1.190%
--------------------------------------------------------------------------------------------------
Dynamic Growth Trust
  Current Advisory Agreement.....     1.000%(D)     0.000%         0.070%             1.070%
  -- with 12b-1 fees.............     0.850%        0.150%         0.070%             1.070%
  Amended Advisory Agreement.....     1.000%        0.000%         0.070%             1.070%
  -- with 12b-1 fees.............     0.850%        0.150%         0.070%             1.070%
--------------------------------------------------------------------------------------------------
Mid Cap Growth Trust
  Current Advisory Agreement.....     1.000%        0.000%         0.280%             1.280%
  -- with 12b-1 fees.............     0.850%        0.150%         0.280%             1.280%
--------------------------------------------------------------------------------------------------
Mid Cap Opportunities Trust
  Current Advisory Agreement.....     1.000%        0.000%         0.230%             1.230%
  -- with 12b-1 fees.............     0.850%        0.150%         0.230%             1.230%
--------------------------------------------------------------------------------------------------
Mid Cap Stock Trust
  Current Advisory Agreement.....     0.925%        0.000%         0.075%             1.000%
  -- with 12b-1 fees.............     0.775%        0.150%         0.075%             1.000%
  Amended Advisory Agreement.....     0.925%        0.000%         0.075%             1.000%
  -- with 12b-1 fees.............     0.775%        0.150%         0.075%             1.000%
--------------------------------------------------------------------------------------------------
All Cap Growth Trust
  Current Advisory Agreement.....     0.950%        0.000%         0.050%             1.000%
  -- with 12b-1 fees.............     0.800%        0.150%         0.050%             1.000%
  Amended Advisory Agreement.....     0.928%        0.000%         0.050%             0.978%
  -- with 12b-1 fees.............     0.778%        0.150%         0.050%             0.978%
--------------------------------------------------------------------------------------------------

                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
Financial Services Trust
  Current Advisory Agreement.....     0.950%        0.000%         0.090%             1.040%
  -- with 12b-1 fees.............     0.800%        0.150%         0.090%             1.040%
--------------------------------------------------------------------------------------------------
Overseas Trust
  Current Advisory Agreement.....     0.950%        0.000%         0.200%             1.150%
  -- with 12b-1 fees.............     0.800%        0.150%         0.200%             1.150%
--------------------------------------------------------------------------------------------------
International Stock Trust
  Current Advisory Agreement.....     1.050%(D)     0.000%         0.180%             1.230%
  -- with 12b-1 fees.............     0.900%        0.150%         0.180%             1.230%
  Amended Advisory Agreement.....     1.000%(D)     0.000%         0.180%             1.180%
  -- with 12b-1 fees.............     0.850%        0.150%         0.180%             1.180%
--------------------------------------------------------------------------------------------------
International Value Trust
  Current Advisory Agreement.....     1.000%        0.000%         0.180%             1.180%
  -- with 12b-1 fees.............     0.850%        0.150%         0.180%             1.180%
  Amended Advisory Agreement.....     1.000%        0.000%         0.180%             1.180%
  -- with 12b-1 fees.............     0.850%        0.150%         0.180%             1.180%
--------------------------------------------------------------------------------------------------
Capital Appreciation Trust
  Current Advisory Agreement.....     0.900%(C)     0.000%         0.500%             1.400%
  -- with 12b-1 fees.............     0.750%        0.150%         0.500%             1.400%
  Amended Advisory Agreement.....     0.900%        0.000%         0.500%             1.400%
  -- with 12b-1 fees.............     0.750%        0.150%         0.500%             1.400%
--------------------------------------------------------------------------------------------------
Strategic Opportunities Trust
  Current Advisory Agreement.....     0.850%        0.000%         0.050%             0.900%
  -- with 12b-1 fees.............     0.700%        0.150%         0.050%             0.900%
--------------------------------------------------------------------------------------------------
Quantitative Mid Cap Trust
  Current Advisory Agreement.....     0.800%        0.000%         0.070%             0.870%
  -- with 12b-1 fees.............     0.650%        0.150%         0.070%             0.870%
--------------------------------------------------------------------------------------------------
Global Equity Trust
  Current Advisory Agreement.....     0.900%        0.000%         0.120%             1.020%
  -- with 12b-1 fees.............     0.750%        0.150%         0.120%             1.020%
  Amended Advisory Agreement.....     0.900%        0.000%         0.120%             1.020%
  -- with 12b-1 fees.............     0.750%        0.150%         0.120%             1.020%
--------------------------------------------------------------------------------------------------
Strategic Growth Trust
  Current Advisory Agreement.....     0.900%        0.000%         0.120%             1.020%
  -- with 12b-1 fees.............     0.750%        0.150%         0.120%             1.020%
--------------------------------------------------------------------------------------------------
Growth Trust
  Current Advisory Agreement.....     0.850%        0.000%         0.050%             0.900%
  -- with 12b-1 fees.............     0.700%        0.150%         0.050%             0.900%
  Amended Advisory Agreement.....     0.833%        0.000%         0.050%             0.883%
  -- with 12b-1 fees.............     0.683%        0.150%         0.050%             0.883%
--------------------------------------------------------------------------------------------------

                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
Large Cap Growth Trust
  Current Advisory Agreement.....     0.875%        0.000%         0.065%             0.940%
  -- with 12b-1 fees.............     0.725%        0.150%         0.065%             0.940%
  Amended Advisory Agreement.....     0.900%        0.000%         0.065%             0.965%
  -- with 12b-1 fees.............     0.750%        0.150%         0.065%             0.965%
--------------------------------------------------------------------------------------------------
All Cap Value Trust
  Current Advisory Agreement.....     0.950%        0.000%         0.140%             1.090%
  -- with 12b-1 fees.............     0.800%        0.150%         0.140%             1.090%
--------------------------------------------------------------------------------------------------
Capital Opportunities Trust
  Current Advisory Agreement.....     0.900%        0.000%         0.160%             1.060%
  -- with 12b-1 fees.............     0.750%        0.150%         0.160%             1.060%
--------------------------------------------------------------------------------------------------
Quantitative Equity Trust
  Current Advisory Agreement.....     0.700%        0.000%         0.050%             0.750%
  -- with 12b-1 fees.............     0.550%        0.150%         0.050%             0.750%
  Amended Advisory Agreement.....     0.746%        0.000%         0.050%             0.796%
  -- with 12b-1 fees.............     0.596%        0.150%         0.050%             0.796%
--------------------------------------------------------------------------------------------------
Blue Chip Growth Trust
  Current Advisory Agreement.....     0.875%(D)     0.000%         0.035%             0.910%
  -- with 12b-1 fees.............     0.725%        0.150%         0.035%             0.910%
  Amended Advisory Agreement.....     0.863%(D)     0.000%         0.035%             0.898%
  -- with 12b-1 fees.............     0.713%        0.150%         0.035%             0.898%
--------------------------------------------------------------------------------------------------
Utilities Trust
  Current Advisory Agreement.....     0.900%        0.000%         0.270%             1.170%
  -- with 12b-1 fees.............      0750%        0.150%         0.270%             1.170%
--------------------------------------------------------------------------------------------------
Real Estate Securities Trust
  Current Advisory Agreement.....     0.797%        0.000%         0.060%             0.857%
  -- with 12b-1 fees.............     0.647%        0.150%         0.060%             0.857%
--------------------------------------------------------------------------------------------------
Small Company Value Trust
  Current Advisory Agreement.....     1.050%(D)     0.000%         0.190%             1.240%
  -- with 12b-1 fees.............     0.900%        0.150%         0.190%             1.240%
--------------------------------------------------------------------------------------------------
Value Trust
  Current Advisory Agreement.....     0.800%        0.000%         0.060%             0.860%
  -- with 12b-1 fees.............     0.650%        0.150%         0.060%             0.860%
  Amended Advisory Agreement.....     0.800%        0.000%         0.060%             0.860%
  -- with 12b-1 fees.............     0.650%        0.150%         0.060%             0.860%
--------------------------------------------------------------------------------------------------
Tactical Allocation Trust
  Current Advisory Agreement.....     0.900%(B)     0.000%         0.430%             1.330%
  -- with 12b-1 fees.............     0.750%        0.150%         0.430%             1.330%
  Amended Advisory Agreement.....     0.900%        0.000%         0.430%             1.330%
  -- with 12b-1 fees.............     0.750%        0.150%         0.430%             1.330%
--------------------------------------------------------------------------------------------------

                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
Fundamental Value Trust
  Current Advisory Agreement.....     0.950%        0.000%         0.130%             1.080%
  -- with 12b-1 fees.............     0.800%        0.150%         0.130%             1.080%
--------------------------------------------------------------------------------------------------
Growth & Income Trust
  Current Advisory Agreement.....     0.750%        0.000%         0.040%             0.790%
  -- with 12b-1 fees.............     0.600%        0.150%         0.040%             0.790%
  Amended Advisory Agreement.....     0.674%        0.000%         0.040%             0.714%
  -- with 12b-1 fees.............     0.524%        0.150%         0.040%             0.714%
--------------------------------------------------------------------------------------------------
U.S. Large Cap Value Trust
  Current Advisory Agreement.....     0.875%        0.000%         0.055%             0.930%
  -- with 12b-1 fees.............     0.725%        0.150%         0.055%             0.930%
--------------------------------------------------------------------------------------------------
Equity-Income Trust
  Current Advisory Agreement.....     0.875%(D)     0.000%         0.035%             0.910%
  -- with 12b-1 fees.............     0.725%        0.150%         0.035%             0.910%
  Amended Advisory Agreement.....     0.875%(D)     0.000%         0.035%             0.910%
  -- with 12b-1 fees.............     0.725%        0.150%         0.035%             0.910%
--------------------------------------------------------------------------------------------------
Income & Value Trust
  Current Advisory Agreement.....     0.800%        0.000%         0.060%             0.860%
  -- with 12b-1 fees.............     0.650%        0.150%         0.060%             0.860%
--------------------------------------------------------------------------------------------------
Balanced Trust
  Current Advisory Agreement.....     0.704%        0.000%         0.060%             0.764%
  -- with 12b-1 fees.............     0.554%        0.150%         0.060%             0.764%
--------------------------------------------------------------------------------------------------
High Yield Trust
  Current Advisory Agreement.....     0.775%        0.000%         0.065%             0.840%
  -- with 12b-1 fees.............     0.625%        0.150%         0.065%             0.840%
  Amended Advisory Agreement.....     0.775%        0.000%         0.065%             0.840%
  -- with 12b-1 fees.............     0.625%        0.150%         0.065%             0.840%
--------------------------------------------------------------------------------------------------
Strategic Bond Trust
  Current Advisory Agreement.....     0.775%        0.000%         0.095%             0.870%
  -- with 12b-1 fees.............     0.625%        0.150%         0.095%             0.870%
  Amended Advisory Agreement.....     0.775%        0.000%         0.095%             0.870%
  -- with 12b-1 fees.............     0.625%        0.150%         0.095%             0.870%
--------------------------------------------------------------------------------------------------
Global Bond Trust
  Current Advisory Agreement.....     0.800%        0.000%         0.200%             1.000%
  -- with 12b-1 fees.............     0.650%        0.150%         0.200%             1.000%
  Amended Advisory Agreement.....     0.750%        0.000%         0.200%             0.950%
  -- with 12b-1 fees.............     0.600%        0.150%         0.200%             0.950%
--------------------------------------------------------------------------------------------------
Total Return Trust
  Current Advisory Agreement.....     0.775%        0.000%         0.065%             0.840%
  -- with 12b-1 fees.............     0.625%        0.150%         0.065%             0.840%
  Amended Advisory Agreement.....     0.750%        0.000%         0.065%             0.815%
  -- with 12b-1 fees.............     0.600%        0.150%         0.065%             0.815%
--------------------------------------------------------------------------------------------------

                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
Investment Quality Bond Trust
  Current Advisory Agreement.....     0.650%        0.000%         0.080%             0.730%
  -- with 12b-1 fees.............     0.500%        0.150%         0.080%             0.730%
  Amended Advisory Agreement.....     0.650%        0.000%         0.080%             0.730%
  -- with 12b-1 fees.............     0.500%        0.150%         0.080%             0.730%
--------------------------------------------------------------------------------------------------
Diversified Bond Trust
  Current Advisory Agreement.....     0.750%        0.000%         0.060%             0.810%
  -- with 12b-1 fees.............     0.600%        0.150%         0.060%             0.810%
--------------------------------------------------------------------------------------------------
U.S. Government Securities Trust
  Current Advisory Agreement.....     0.650%        0.000%         0.070%             0.720%
  -- with 12b-1 fees.............     0.500%        0.150%         0.070%             0.720%
  Amended Advisory Agreement.....     0.700%        0.000%         0.070%             0.770%
  -- with 12b-1 fees.............     0.550%        0.150%         0.070%             0.770%
--------------------------------------------------------------------------------------------------
Money Market Trust
  Current Advisory Agreement.....     0.500%        0.000%         0.040%             0.540%
  -- with 12b-1 fees.............     0.350%        0.150%         0.040%             0.540%
--------------------------------------------------------------------------------------------------
Small Cap Index Trust
  Current Advisory Agreement.....     0.525%(B)     0.000%         0.075%             0.600%(E)
  -- with 12b-1 fees.............     0.375%        0.150%         0.075%             0.600%
--------------------------------------------------------------------------------------------------
International Index Trust
  Current Advisory Agreement.....     0.550%(B)     0.000%         0.050%             0.600%(E)
  -- with 12b-1 fees.............     0.400%        0.150%         0.050%             0.600%
--------------------------------------------------------------------------------------------------
Mid Cap Index Trust
  Current Advisory Agreement.....     0.525%(B)     0.000%         0.075%             0.600%(E)
  -- with 12b-1 fees.............     0.375%        0.150%         0.075%             0.600%
--------------------------------------------------------------------------------------------------
Total Stock Market Index Trust
  Current Advisory Agreement.....     0.525%(B)     0.000%         0.075%             0.600%(E)
  -- with 12b-1 fees.............     0.375%        0.150%         0.075%             0.600%
--------------------------------------------------------------------------------------------------
500 Index Trust
  Current Advisory Agreement.....     0.525%(B)     0.000%         0.025%             0.550%
  -- with 12b-1 fees.............     0.375%        0.150%         0.025%             0.550%
--------------------------------------------------------------------------------------------------
Small-Mid Cap Growth Trust
  Current Advisory Agreement.....     1.000%        0.000%         0.100%             1.100%
  -- with 12b-1 fees.............     0.850%        0.150%         0.100%             1.100%
--------------------------------------------------------------------------------------------------
Small-Mid Cap Trust
  Current Advisory Agreement.....     1.100%        0.000%         0.100%             1.200%
  -- with 12b-1 fees.............     0.950%        0.150%         0.100%             1.200%
--------------------------------------------------------------------------------------------------
International Equity Select Trust
  Current Advisory Agreement.....     1.050%        0.000%         0.150%             1.200%
  -- with 12b-1 fees.............     0.900%        0.150%         0.150%             1.200%
--------------------------------------------------------------------------------------------------

                                                                                   TOTAL ANNUAL
PORTFOLIO                          ADVISORY FEE   12B-1 FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                          ------------   ---------   ---------------   ------------------
                                                                 (AFTER EXPENSE REIMBURSEMENT)
Select Growth Trust
  Current Advisory Agreement.....     0.950%        0.000%         0.100%             1.050%
  -- with 12b-1 fees.............     0.800%        0.150%         0.100%             1.050%
--------------------------------------------------------------------------------------------------
Global Equity Select Trust
  Current Advisory Agreement.....     1.050%        0.000%         0.150%             1.200%
  -- with 12b-1 fees.............     0.900%        0.150%         0.150%             1.200%
--------------------------------------------------------------------------------------------------
Core Value Trust
  Current Advisory Agreement.....     1.000%        0.000%         0.100%             1.100%
  -- with 12b-1 fees.............     0.850%        0.150%         0.100%             1.100%
--------------------------------------------------------------------------------------------------
High Grade Bond Trust
  Current Advisory Agreement.....     0.750%        0.000%         0.100%             0.850%
  -- with 12b-1 fees.............     0.600%        0.150%         0.100%             0.850%

---------------
 * Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

(A) Based on estimates to be made during the current fiscal year.

(B) Annualized -- For the period May 1, 2000 (commencement of operations) to December 31, 2000.


(C) Annualized -- For period November 1, 2000 (commencement of operations) to December 31, 2000. Pursuant to the Advisory Agreement and for each of the portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceeds a specified annual rate. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time. The Adviser has given notice to the Trust that, effective January 1, 2002, the Adviser will terminate these expense reimbursement provisions in the Advisory Agreement and replace them with new voluntary expense reimbursement arrangements. The new expense reimbursement arrangements, which may also be terminated at any time by the Adviser, will be identical to the current expense reimbursement provisions except that the "total of all expenses" for a portfolio will also exclude any 12b-1 fees.



(D) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust,

    Blue Chip Growth Trust, Small Company Value Trust, Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


                                          FEE REDUCTION
                                       (AS A PERCENTAGE OF
COMBINED ASSET LEVELS                   THE ADVISORY FEE)
---------------------                  -------------------
First $750 million...................         0.00%
Between $750 million and $1.5
  billion............................         2.50%
Between $1.5 billion and $3.0
  billion............................         3.75%
Over $3.0 billion....................         5.00%


     The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of September 30, 2001, the combined asset level for all six portfolios was approximately $3.396 billion resulting in a fee reduction of 3.408%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



(E) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year ended December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

     EXAMPLE: The following Example illustrates, for those Portfolios voting on Proposal 2 but not on Proposal 1 (the Amended Advisory Agreement), the actual expenses of investing in each Portfolio under the current Advisory Agreement. These expenses will be the same whether or not the Portfolio approves the Distribution Plan under this Proposal 2 with the result of adding 12b-1 fees of, and reducing advisory fees by, 0.15%. For those Portfolios which are voting on Proposal 1 as well as Proposal 2, the actual expenses of investing in each such Portfolio under the current Advisory Agreement, and the pro forma expenses of investing in each such Portfolio under the Amended Advisory Agreement, are set forth in the Shareholder Expenses table under Proposal 1. The respective expenses for these Portfolios under the current Advisory Agreement and the Amended Advisory will similarly remain the same if such Portfolios approve the Distribution Plan under this Proposal 2 with the result of adding 12b-1 fees of, and reducing advisory fees by, 0.15%. The Example below assumes that the shareholder invests $10,000 in the Portfolio for the time periods indicated and then redeems all of the shares at the end of those periods. The Example also assumes that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                              SHAREHOLDER EXPENSES
                                  (UNAUDITED)


PORTFOLIO                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                      --------   -----------   ----------   ---------
Telecommunications Trust.....    $125        $390          $676       $1,489
Health Sciences Trust........     125         390           676        1,489
Small Company Blend Trust....     121         378           654        1,443
Mid Cap Growth Trust.........     130         406           702        1,545
Mid Cap Opportunities
  Trust......................     125         390           676        1,489
Financial Services Trust.....     106         331           574        1,271
Overseas Trust...............     117         365           633        1,398
Strategic Opportunities
  Trust......................      92         287           498        1,108
Quantitative Mid Cap Trust...      89         278           482        1,073
Strategic Growth Trust.......     104         325           563        1,248
All Cap Value Trust..........     111         347           601        1,329
Capital Opportunities
  Trust......................     108         337           585        1,294
Utilities Trust..............     119         372           644        1,420
Real Estate Securities
  Trust......................      88         274           477        1,061

PORTFOLIO                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                      --------   -----------   ----------   ---------
Small Company Value Trust....    $126        $393          $681       $1,500
Fundamental Value Trust......     110         343           595        1,317
U.S. Large Cap Value Trust...      95         296           515        1,143
Income & Value Trust.........      88         274           477        1,061
Balanced Trust...............      78         244           425          947
Money Market Trust...........      55         173           302          677
Small Cap Index Trust........      61         192           335          750
International Index Trust....      61         192           335          750
Mid Cap Index Trust..........      61         192           335          750
Total Stock Market Index
  Trust......................      61         192           335          750
500 Index Trust..............      56         176           307          689
Small-Mid Cap Growth Trust...     112         350           606        1,340
Small-Mid Cap Trust..........     122         381           660        1,455
International Equity Select
  Trust......................     122         381           660        1,455
Select Growth Trust..........     107         334           579        1,283
Global Equity Select Trust...     122         381           660        1,455
Core Value Trust.............     112         350           606        1,340
High Grade Bond Trust........      87         271           471        1,049


     THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIOS; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist shareholders in understanding the expenses a shareholder in the Portfolios will bear. Please note, however, that the variable contracts issued by Manulife North America, Manulife New York and Manufacturers America provide for charges, including sales charges, not reflected in the above tables.

EVALUATION BY THE BOARD OF TRUSTEES

     At its September 20-21, 2001 meeting, the Board, including all the Disinterested Trustees, approved the Distribution Plan for each Portfolio and the Distribution Agreement. In evaluating the Distribution Plan and the Distribution Agreement, the Trustees, who were furnished with a legal memorandum explaining the requirements of and their duties under Rule 12b-1, reviewed their determination with respect to the proposed Multiclass Structure as described above and considered numerous factors as well as information and materials furnished by MSS relating to the impact on the Portfolios and contract owners, and the possible advantages and disadvantages, of adopting the Distribution Plan and the Distribution Agreement. The Trustees found that growing competition in the variable insurance products industry has heightened the importance of expanding and financing distribution efforts with respect to shares of the Trust in order to continue to attract new investors. Representatives of MSS informed the Trustees that payment of distribution-related expenses by each Portfolio pursuant to its Distribution Plan would provide incentives for MSS to establish an enhanced distribution system which could be expected to result in increased sales of shares of the Portfolios and thus in growth of portfolio assets. The Trustees considered that increased sales of shares and increased asset levels could be expected to enable the Portfolios to achieve economies of scale and lower their per-share operating expenses, reduce the need for Subadvisers to liquidate attractive securities positions for purposes of meeting net redemption requests, and afford Subadvisers greater flexibility in responding to new investment opportunities. The Trustees also considered that each Portfolio's 12b-1 fees under its Distribution Plan would be borne indirectly by contract owners invested in that Portfolio, but concluded that this increased expense would be offset by decreasing the Portfolio's advisory fees by the amount of its 12b-1 fees and that contract owners could be expected to benefit from reductions in expenses resulting from economies of scale achieved though higher asset levels. The Trustees believed that the adoption of the Distribution Plan, when coupled with the decrease in advisory fees, would be revenue neutral as to MSS and its affiliates, while recognizing that expected growth of portfolio assets would benefit MSS through increased advisory fees. The Trustees also determined that inclusion in the Distribution Plan for each Portfolio of a "defensive 12b-1 plan" as described above is a reasonable means of addressing interpretive uncertainties of Rule 12b-1.

     Based on their evaluation, the Board, including all the Disinterested Trustees, determined that there is a reasonable likelihood that the Distribution Plan for each Portfolio will benefit the Portfolio and its shareholders, including contract owners whose contract values are invested therein. There can, however, be no assurance that the anticipated benefits will be realized.

REQUIRED VOTE

     Approval of the Distribution Plan for each Portfolio will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio.


     If the Distribution Plan is approved by shareholders of a Portfolio, it will be implemented for such Portfolio on January 1, 2002.


     If the shareholders of a Portfolio do not approve the Distribution Plan for that Portfolio, the Distribution Plan will not be implemented for that Portfolio and its advisory fees will not be reduced by the amount of the 12b-1 fees that it would incur under the Distribution Plan if approved. In such case, the Board will consider what, if any, course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of such Portfolio to approve the Distribution Plan.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

     APPROVAL OF AMENDED MAC SUBADVISORY AGREEMENT CHANGING SUBADVISORY FEE
RATES
       (THE PACIFIC RIM EMERGING MARKETS TRUST, QUANTITATIVE EQUITY TRUST
                            AND MONEY MARKET TRUST)

     At its meeting held on September 20-21, 2001, the Board, including all the Disinterested Trustees, voted to approve the Amended MAC Subadvisory Agreement for each of the Pacific Rim Emerging Markets Trust, Quantitative Equity Trust and Money Market Trust. Shareholders of each of these Portfolios are being asked to approve the Amended MAC Subadvisory Agreement for that Portfolio. For convenience (and unless the context otherwise requires), "Portfolio(s)" as used under this "Proposal 3" refers only to the three Portfolios voting on Proposal 3.

     The Amended MAC Subadvisory Agreement provides for changes in the subadvisory fees paid to MAC with respect to each of the Portfolios. These fees are paid to MAC by MSS, not by the Portfolios. The changes represent adjustments in the subadvisory fees to reflect the addition of breakpoints to the advisory fees which the Portfolios will pay MSS if their shareholders approve the Amended Advisory Agreement under Proposal 1, above. Under the Amended MAC Subadvisory Agreement, subadvisory fee rates will increase at certain breakpoints and decrease at other breakpoints.

DESCRIPTION OF MAC SUBADVISORY AGREEMENT AND AMENDED MAC SUBADVISORY AGREEMENT

     The terms of the Amended MAC Subadvisory Agreement are the same as those of the current MAC Subadvisory Agreement except for the proposed changes in subadvisory fees. For convenience, such agreements are sometimes referred to collectively herein as the "Subadvisory Agreement." The description of the Subadvisory Agreement herein is qualified in its entirety by reference to the Amended MAC Subadvisory Agreement, a copy of which is included with this Proxy Statement as EXHIBIT E.

     Under the Subadvisory Agreement, MAC manages the investment of the assets of each of the Portfolios, subject to the supervision of the Board of Trustees. As Subadviser, MAC formulates a continuous investment program for each Portfolios consistent with its investment objectives and policies. MAC implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. At its expense, MAC furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. MAC also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolios.

     As compensation for its services, MAC receives a fee from the Adviser computed separately for each of the Portfolios. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fee rates which the Adviser is currently obligated to pay MAC for each of the Portfolios under the MAC Subadvisory Agreement and which the Adviser will be obligated to pay MAC for each of the Portfolios if its shareholders approve the Amended MAC Subadvisory Agreement under this Proposal 3. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. THERE ARE BOTH INCREASES AND DECREASES IN SUBADVISORY FEE RATES AT VARIOUS BREAKPOINTS. ANY DECREASE IN THE EFFECTIVE RATE OF SUBADVISORY FEES WILL RESULT IN A NET INCREASE IN THE PERCENTAGE OF THE ADVISORY FEES RETAINED BY MSS., AND ANY INCREASE IN THE EFFECTIVE RATE OF SUBADVISORY FEES WILL RESULT IN A NET DECREASE IN THE PERCENTAGE OF THE ADVISORY FEES RETAINED BY MSS.

                                         BETWEEN           BETWEEN            BETWEEN
                          FIRST      $50 MILLION AND   $200 MILLION AND   $500 MILLION AND   EXCESS OVER
PORTFOLIO              $50 MILLION    $200 MILLION       $500 MILLION        $1 BILLION      $1 BILLION
---------              -----------   ---------------   ----------------   ----------------   -----------
PACIFIC RIM EMERGING
  MARKETS TRUST
Current MAC
  Subadvisory
  Agreement..........     0.400%          0.350%            0.275%             0.225%           0.225%
Amended MAC
  Subadvisory
  Agreement..........     0.350%          0.350%            0.350%             0.250%           0.250%

                                         BETWEEN           BETWEEN            BETWEEN
                          FIRST      $50 MILLION AND   $200 MILLION AND   $500 MILLION AND   EXCESS OVER
PORTFOLIO              $50 MILLION    $200 MILLION       $500 MILLION        $1 BILLION      $1 BILLION
---------              -----------   ---------------   ----------------   ----------------   -----------
QUANTITATIVE EQUITY
  TRUST
Current MAC
  Subadvisory
  Agreement..........     0.275%          0.225%            0.175%             0.150%           0.150%
Amended MAC
  Subadvisory
  Agreement..........     0.250%          0.250%            0.250%             0.200%           0.150%
MONEY MARKET TRUST
Current MAC
  Subadvisory
  Agreement..........     0.075%          0.075%            0.075%             0.020%           0.020%
Amended MAC
  Subadvisory
  Agreement..........     0.050%          0.050%            0.050%             0.020%           0.020%


     ADDITIONAL INFORMATION REGARDING THE SUBADVISORY AGREEMENT. For additional information regarding the Subadvisory Agreement, see "ADDITIONAL INFORMATION APPLICABLE TO THE AMENDED ADVISORY AGREEMENT AND THE AMENDED MAC SUBADVISORY AGREEMENT," below.

SUBADVISORY FEES PAID

     The following table sets forth for each of the Portfolios (1) the aggregate amount of subadvisory fees paid by MSS to MAC for the fiscal year ended December 31, 2000; (2) the aggregate amount of subadvisory fees that MSS would have paid MAC for the fiscal year ended December 31, 2000 if the Amended MAC Subadvisory Agreement had been in effect for that year; and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).


                                                   (2)                 (3)
                               (1)             AMENDED MAC
                         MAC SUBADVISORY    ADVISORY AGREEMENT
                            AGREEMENT        SUBADVISORY FEES
                         SUBADVISORY FEES     PAID FOR YEAR        DIFFERENCE
                          PAID FOR YEAR       ENDED 12/31/00     BETWEEN (1) AND
PORTFOLIO                 ENDED 12/31/00       IF IN EFFECT      (2) AS % OF (1)
---------                ----------------   ------------------   ---------------
Pacific Rim Emerging
  Markets Trust........     $  365,476          $  340,476            (6.84%)
Quantitative Equity
  Trust................      1,055,278           1,328,007            25.84%
Money Market Trust.....        456,816             331,816           (27.36%)

EVALUATION BY THE BOARD OF TRUSTEES

     At the September 20-21, 2001 meeting, the Board considered numerous factors in connection with its approval of the Amended MAC Subadvisory Agreement, including:

     (i)  the nature and quality of the services to be provided by MAC,

     (ii) performance information regarding the Portfolios relative to funds with similar objectives and policies,

     (iii) the cost and expected profitability to MAC of providing portfolio management services to the Portfolios, and

     (iv) whether the proposed subadvisory fee changes, including breakpoints, and the expense ratios of the Portfolios would be consistent with the fees and expense ratios of other comparable portfolios.

     The Board, which was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed information furnished by the Adviser and MAC regarding MAC. Representatives of the Adviser and MAC gave a presentation and responded to questions from the Trustees. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

MANAGEMENT AND CONTROL OF MAC

     MAC, a Colorado corporation founded in 1970, is an indirect wholly-owned subsidiary of Manulife, the parent of the Adviser. As a result, MAC is an affiliate of the Adviser. The principal offices of MAC and Manulife are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The principal executive officers and directors of MAC and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

NAME                       POSITION WITH MAC       PRINCIPAL OCCUPATION
----                       -----------------       --------------------
Marc Constantini.......  Director                 Vice President, Annuity
500 Boylston Street                               Product Management,
Boston, MA 02116                                  Manulife Financial
Jacqueline Di            Director                 Vice President, U.S.
Giovanni...............                           Group Pension Marketing
                                                  and Communications,
                                                  Manulife Financial

NAME                       POSITION WITH MAC       PRINCIPAL OCCUPATION
----                       -----------------       --------------------
Roy Firth..............  Director                 Senior Vice President,
393 University Avenue                             Wealth Management,
Toronto, Ontario Canada                           Manulife Financial
M4G 1E6
Connie Roveto..........  Director and President   President and Chief
                                                  Operating Officer,
                                                  Elliott & Page Limited
Mark Schmeer...........  Director, Vice           Vice President and
                         President and Chief      Managing Director,
                         Investment Officer       Equities
Susan E. Henderson.....  Chief Financial          Vice President,
                         Officer                  Investment Controller,
                                                  Manulife Financial
Toni Evans.............  Compliance Officer       Assistant Vice
                                                  President, Investment
                                                  Division -- Compliance,
                                                  Manulife Financial
James Gallagher*.......  General Counsel          Vice President, Legal
73 Tremont Street                                 Services, Manulife
Boston, MA 02108                                  Financial; President,
                                                  Manulife New York
Betsy Anne Seel........  Secretary                Assistant Vice
                                                  President
73 Tremont Street                                 and Senior Counsel,
Boston, MA 02108                                  Manulife Financial

---------------
* President of the Trust.

REQUIRED VOTE

     Approval of the Amended MAC Subadvisory Agreement for each of the Pacific Rim Emerging Markets Trust, Quantitative Equity Trust and Money Market Trust will require the vote of a Majority of the Outstanding Voting Securities of the Portfolio.


     If the Amended MAC Subadvisory Agreement is approved for a Portfolio, it will be effective for such Portfolio on January 1, 2002.


     If the required shareholder approval of the Amended MAC Subadvisory Agreement is not obtained for a Portfolio, the MAC Subadvisory Agreement will remain in effect for that Portfolio and there will be no change in its current subadvisory fees pending shareholder approval of another amendment or other definitive action.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE PACIFIC RIM EMERGING MARKETS TRUST, QUANTITATIVE EQUITY TRUST AND MONEY MARKET TRUST VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4

            APPROVAL OF CHANGE IN CLASSIFICATION OF THE REAL ESTATE SECURITIES TRUST FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"
                       (THE REAL ESTATE SECURITIES TRUST)

     Shareholders of the Real Estate Securities Trust are being asked to approve a change in the classification of that Portfolio under the 1940 Act from "diversified" to "non-diversified." This change is intended to provide the Real Estate Securities Trust with greater flexibility in responding to investment opportunities and to permit its Subadviser, Cohen & Steers Capital Management, Inc., to manage the Portfolio in a manner similar to its current management of Cohen & Steers Realty Shares, Inc., a retail mutual fund which is non-diversified. The Portfolio's classification as diversified is a fundamental policy that may be changed only with shareholder approval.

     The Real Estate Securities Trust is currently classified as a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that the Portfolio, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than Government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of that issuer. These percentage limits apply as of the time the Portfolio purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by the Portfolio increase in value relative to the rest of the Portfolio's holdings. A non-diversified investment company is not subject to these limits, may invest a high percentage of its assets in the securities of a small number of companies, and has increased risk because it may be affected more than a diversified fund by changes in the financial condition, or the financial markets' assessments, of any of such companies.

     If the Real Estate Securities Trust is reclassified as non-diversified, it will nonetheless remain subject to the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In order to maintain such favorable tax treatment, the Real Estate Securities Trust may not purchase a security if, as a result, with respect to 50% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, or the Portfolio would hold more than 10% of the outstanding voting securities of such issuer. These limits apply as of the end of each quarter of the Portfolio's fiscal year.




EVALUATION BY THE BOARD OF TRUSTEES

     The Board reviewed the proposal to change the classification of the Real Estate Securities Trust from diversified to non-diversified at its meeting on September 20-21, 2001. The Board considered a number of factors, including, as discussed above, the desirability of affording the Real Estate Securities Trust and its Subadviser greater flexibility in the management of portfolio assets, the increased risk associated with portfolios that are non-diversified, and the impact in that regard of the continuing applicability to the Portfolio of the diversification requirements under the Code. The Board, including all the Disinterested Trustees, determined that it is in the best interests of the Real Estate Securities Trust and its shareholders that the Portfolio change its classification under the 1940 Act from diversified to non-diversified.

REQUIRED VOTE

     Only shareholders of the Real Estate Securities Trust will vote on this Proposal 4. Approval of the change in classification of the Real Estate Securities Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio.


     If approved by shareholders of the Real Estate Securities Trust, the proposed change in classification will become effective as of January 1, 2002.


     If the required shareholder approval is not obtained, the current classification of the Real Estate Securities Trust as diversified will remain in effect pending shareholder approval of another proposed change or other definitive action.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE REAL ESTATE SECURITIES TRUST VOTE "FOR" PROPOSAL 4.

                                    * * * *

                    ADDITIONAL INFORMATION APPLICABLE TO THE
              ADVISORY AGREEMENT AND THE MAC SUBADVISORY AGREEMENT

     The following information is applicable (i) to both the Advisory Agreement and the proposed Amended Advisory Agreement (collectively herein the "Advisory Agreement"); and/or (ii) to both the MAC Subadvisory Agreement and the proposed Amended MAC Subadvisory Agreement (collectively herein the

"Subadvisory Agreement"). This section should be read in conjunction with Proposals 1 and 3 above.

EXPENSES PAID BY THE TRUST

     The Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory Agreement or any of the subadvisory agreements. Expenses borne by the Trust include:

     - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

     - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

     - brokers' commissions;

     - issue and transfer taxes on securities transactions to which the Trust is a party;

     - taxes and fees payable by the Trust;

     - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

     - costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

TERMS OF THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENT

     The Advisory Agreement and the Subadvisory Agreement will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a Majority of the Outstanding Voting Securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Disinterested Trustees.

     Any required shareholder approval of any continuance of the Advisory Agreement or the Subadvisory Agreement shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

  Failure of Shareholders to Approve Continuance

     If the outstanding voting securities of any Portfolio fail to approve any continuance of the Advisory Agreement or the Subadvisory Agreement, the Adviser or Subadviser may continue to act as investment adviser or subadviser with respect to such Portfolio pending the required approval of the continuance of such agreement or a new agreement with the Adviser or Subadviser, or a different adviser or subadviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such Portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such Portfolio, whichever is less.

  Termination of the Agreements

     The Advisory Agreement and the Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreements, and also to the Trust in the case of the Subadvisory Agreement. The following parties may terminate such agreements:

     - the Trustees of the Trust;

     - a Majority of the Outstanding Voting Securities of the Trust, or with respect to any Portfolio, a Majority of the Outstanding Voting Securities of such Portfolio;

     - the Adviser, and

     - in the case of the Subadvisory Agreement, MAC.

The Advisory Agreement and the Subadvisory Agreement will automatically terminate, without the payment of any penalty, in the event of their assignment. The Subadvisory Agreement will also automatically terminate in the event the Advisory Agreement between the Trust and MSS terminates for any reason.

  Amendments to the Agreements

     The Advisory Agreement and the Subadvisory Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the Trust and by the vote of a majority of the Trustees of the Trust, including a majority of the Disinterested Trustees.

     Any required shareholder approval of any amendment shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

  Limitation of Liability

     The Advisory Agreement and the Subadvisory Agreement provide that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall their private property be held for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio. Only the assets belonging to the Trust or to a particular Portfolio with respect to which such obligation or claim arose shall be liable.

OTHER REGISTERED INVESTMENT COMPANIES ADVISED BY THE ADVISER AND MAC

     The Adviser does not currently act as adviser to any registered investment companies other than the Trust and its Portfolios.

     MAC does not currently act as adviser or subadviser to any registered investment companies other than the Trust Portfolios for which it is the Subadviser. For information regarding the Portfolios of the Trust which are subadvised by MAC, see "Payments to Affiliate of the Adviser" under "Proposal 1."

PRIOR APPROVALS OF ADVISORY AND MAC SUBADVISORY AGREEMENTS

  Approvals of Advisory Agreement


     The Advisory Agreement with respect to each of the Portfolios voting on Proposal 1 (the Pacific Rim Emerging Markets Trust, Internet Technologies Trust, Science & Technology Trust, International Small Cap Trust, Aggressive Growth Trust, Emerging Small Company Trust, Dynamic Growth Trust, Mid Cap Stock Trust, All Cap Growth Trust, International Stock Trust, International Value Trust, Global Equity Trust, Growth Trust, Large Cap Growth Trust, Quantitative Equity Trust, Blue Chip Growth Trust, Value Trust, Tactical Allocation Trust, Growth & Income Trust, Equity-Income Trust, High Yield Trust, Strategic Bond Trust, Global Bond Trust, Total Return Trust, Investment Quality Bond Trust and U.S. Government Securities Trust) is dated May 1, 1999, was most recently approved by the Board (including a majority of the Disinterested Trustees) on June 28-29, 2001, and was most recently approved by shareholders on April 27, 1999 in connection with the amendment and restatement of the previous advisory agreement dated January 1, 1996.

  Approvals of MAC Subadvisory Agreement

     The MAC Subadvisory Agreement for each of the Pacific Rim Emerging Markets Trust, Quantitative Equity Trust and Money Market Trust is dated effective October 1, 1996, was most recently approved by the Board (including a majority of the Disinterested Trustees) on September 20-21, 2001, and was most recently approved by the Portfolios' shareholders on December 20, 1996 in connection with the initial establishment of those Portfolios.

PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

     - price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     - size of the transaction,

     - difficulty of execution, and

     - brokerage and research services provided.

     Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

     Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

     - the value of securities,

     - the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

     To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

     Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

     "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

     Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

  Brokerage Commissions Paid to Affiliated Brokers

     For the fiscal year ended December 31, 2000, the Trust paid aggregate brokerage commissions in connection with portfolio transactions of $30,480,942, including the following brokerage commissions paid to the named affiliated brokers in connection with the Portfolios named:

                                                        BROKERAGE    % OF PORTFOLIO'S
                                                       COMMISSIONS   COMMISSIONS FOR
PORTFOLIO                    AFFILIATED BROKER            PAID          THE PERIOD
---------                    -----------------         -----------   ----------------
Global Equity
  Trust..............  Morgan Stanley & Co., Inc.*       $17,981           1.24%
                       Morgan Stanley International*     $36,403           2.50%
International Stock
  Trust..............  Robert Fleming**                  $10,317           1.90%
                       Ord Minnet**                      $ 1,526           0.28%
                       Jardine Fleming**                 $10,461           1.93%

                                                        BROKERAGE    % OF PORTFOLIO'S
                                                       COMMISSIONS   COMMISSIONS FOR
PORTFOLIO                    AFFILIATED BROKER            PAID          THE PERIOD
---------                    -----------------         -----------   ----------------
Small Company Value
  Trust..............  DLJ***                            $ 5,256           1.24%
                       BNP Securities***                 $   234           0.06%

---------------
  * Affiliated due to the position of Morgan Stanley Asset Management as Subadviser to the Global Equity Trust prior to May 1, 2001.

 ** Affiliated due to the position of T. Rowe Price International, Inc. as
    Subadviser to the International Stock Trust.

*** Affiliated due to the position of AXA Rosenberg Investment Management LLC as
    Subadviser to the Small Company Value Trust prior to May 1, 2001.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                                             BY ORDER OF THE BOARD OF TRUSTEES

November 13, 2001
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A

              OUTSTANDING SHARES OF PORTFOLIOS AND SHARE OWNERSHIP

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Portfolio is as follows:


                                               VOTES HELD BY     VOTES HELD BY    VOTES HELD BY    VOTES HELD BY    VOTES HELD BY
                               NUMBER OF       MANULIFE NORTH      MANULIFE       MANUFACTURERS    MANUFACTURERS      LIFESTYLE
PORTFOLIO                    ELIGIBLE VOTES       AMERICA          NEW YORK          AMERICA          U.S.A.           TRUSTS*
---------                    --------------    --------------    -------------    -------------    -------------    -------------
Internet Technologies
  Trust....................     9,859,287         8,796,298          391,531          223,868          447,590                0
Pacific Rim Emerging
  Markets Trust............     9,659,634         6,648,878          383,138        2,176,324          451,294                0
Telecommunications Trust...     1,630,539           575,437           32,105            8,002        1,014,995                0
Science & Technology
  Trust....................    55,390,328        42,328,334        2,960,299        3,775,766        6,325,929                0
International Small Cap
  Trust....................    13,504,369        11,350,840          722,603          666,893          764,033                0
Health Sciences Trust......     2,701,043         2,183,810          107,329           57,437          352,467                0
Aggressive Growth Trust....    22,681,264        18,286,121        1,188,984          893,294        1,785,074          527,791
Emerging Small Company
  Trust....................    17,054,900         7,371,675          419,294        6,652,934        1,187,021        1,423,976
Small Company Blend
  Trust....................    13,388,135         8,812,058          358,732          545,150          456,238        3,215,957
Dynamic Growth Trust.......    26,335,825        18,205,628          841,641          450,363          841,912        5,996,281
Mid Cap Growth Trust.......     2,598,876         1,255,220           54,712           38,161          890,899          359,884
Mid Cap Opportunities
  Trust....................     2,613,302           752,389           41,028           35,382          437,222        1,347,281
Mid Cap Stock Trust........    12,943,989         9,092,486          477,872          353,358          711,140        2,309,133
All Cap Growth Trust.......    43,704,416        36,776,624        3,100,402        1,788,172        2,039,218                0
Financial Services Trust...     1,593,913         1,250,691          101,218           23,526          218,478                0
Overseas Trust.............    49,876,496        30,491,439        2,031,238        1,213,056        1,286,591       14,854,172
International Stock
  Trust....................    27,322,556        11,638,924          700,861        4,177,978        1,757,231        9,047,562
International Value
  Trust....................    18,596,682         6,508,868          264,676          490,905          848,251       10,483,982
Capital Appreciation
  Trust....................     4,145,751         2,408,475           81,864           22,559          451,983        1,180,870
Strategic Opportunities
  Trust....................    85,844,661        73,879,891        5,394,325        3,281,546        3,288,899                0

                                               VOTES HELD BY     VOTES HELD BY    VOTES HELD BY    VOTES HELD BY    VOTES HELD BY
                               NUMBER OF       MANULIFE NORTH      MANULIFE       MANUFACTURERS    MANUFACTURERS      LIFESTYLE
PORTFOLIO                    ELIGIBLE VOTES       AMERICA          NEW YORK          AMERICA          U.S.A.           TRUSTS*
---------                    --------------    --------------    -------------    -------------    -------------    -------------
Quantitative Mid Cap
  Trust....................     9,438,628           277,885            7,155            3,622        9,149,966                0
Global Equity Trust........    41,495,649        35,215,713        2,874,409        1,048,538        2,356,989                0
Strategic Growth Trust.....     6,539,605         2,737,891           59,466          113,666          320,813        3,307,769
Growth Trust...............    35,883,848        24,857,155        1,441,851        1,929,577        2,551,902        5,103,363
Large Cap Growth Trust.....    48,379,873        40,434,339        2,482,521        2,159,465        2,784,813          518,735
All Cap Value Trust........     1,325,279           824,376           41,439           29,352          430,112                0
Capital Opportunities
  Trust....................     2,486,065         1,856,625           83,046           22,598          523,796                0
Quantitative Equity
  Trust....................    26,046,857        14,617,183          845,558        6,760,192        1,508,108        2,315,816
Blue Chip Growth Trust.....   102,819,107        77,974,895        5,850,525        4,543,825        6,787,749        7,662,113
Utilities Trust............     1,717,770         1,102,676           98,954           13,139          503,001                0
Real Estate Securities
  Trust....................    13,953,361         4,799,686          270,312        3,906,765          818,093        4,158,505
Small Company Value
  Trust....................    13,615,012         8,219,037          570,831          702,130        1,071,988        3,051,026
Mid Cap Value Trust........     4,090,564         3,564,918          142,198           91,465          291,983                0
Value Trust................    21,625,125        16,451,392          931,848        1,497,336        1,171,166        1,573,383
Tactical Allocation
  Trust....................     6,455,529         6,027,973          266,069           39,754          121,733                0
Fundamental Value Trust....     6,328,120         4,983,779          165,204          135,293          338,021          705,823
Growth & Income Trust......   100,254,477        84,411,192        6,593,295        3,253,370        2,375,387        3,621,233
U.S. Large Cap Value
  Trust....................    38,419,354        22,301,110          853,684        1,051,560        1,926,755       12,286,245
Equity-Income Trust........    73,668,551        56,119,006        5,667,047        2,990,901        3,571,070        5,320,527
Income & Value Trust.......    54,374,629        48,609,493        2,476,886        1,697,127        1,591,123                0
Balanced Trust.............    12,894,874         5,497,661          360,471        6,253,568          783,174                0
High Yield Trust...........    30,202,058        12,651,320          944,726        1,057,212          839,887       14,708,913
Strategic Bond Trust.......    28,153,072        19,308,446        2,438,078          772,633        2,417,295        3,216,620
Global Bond Trust..........     8,983,765         8,194,346          450,635          183,739          155,045                0
Total Return Trust.........    46,702,260        24,278,918        1,535,537        1,773,672        1,145,078       17,969,055
Investment Quality Bond
  Trust....................    34,018,859        24,184,715        1,451,392        5,012,219          621,860        2,748,673

                                               VOTES HELD BY     VOTES HELD BY    VOTES HELD BY    VOTES HELD BY    VOTES HELD BY
                               NUMBER OF       MANULIFE NORTH      MANULIFE       MANUFACTURERS    MANUFACTURERS      LIFESTYLE
PORTFOLIO                    ELIGIBLE VOTES       AMERICA          NEW YORK          AMERICA          U.S.A.           TRUSTS*
---------                    --------------    --------------    -------------    -------------    -------------    -------------
Diversified Bond Trust.....    25,276,968        18,987,843        1,309,199        1,203,658        1,720,093        2,056,175
U.S. Government Securities
  Trust....................    37,935,196        21,474,278        1,942,010        1,200,826        2,252,228       11,065,854
Money Market Trust.........   142,275,968        99,391,750        9,037,719       12,795,526       15,739,477        5,311,496
Small Cap Index Trust......     3,809,802         1,736,181          122,715          147,475        1,803,431                0
International Index
  Trust....................     5,471,065         1,328,614           51,236           96,851        3,994,364                0
Mid Cap Index Trust........     4,014,067         2,489,094          117,830          198,610        1,208,533                0
Total Stock Market Index
  Trust....................     7,002,008         2,174,623          124,183          459,119        4,244,083                0
500 Index Trust............    74,298,562        13,370,900        1,373,600        1,178,430       58,375,632                0
Small-Mid Cap Growth
  Trust....................       240,000                 0                0                0          240,000                0
Small-Mid Cap Trust........       241,213                 0                0            1,213          240,000                0
International Equity Select
  Trust....................       240,116                 0                0              116          240,000                0
Select Growth Trust........       241,196                 0                0            1,196          240,000                0
Global Equity Select
  Trust....................       241,092                 0                0            1,092          240,000                0
Core Value Trust...........       242,410                 0                0            2,410          240,000                0
High Grade Bond Trust......       244,709                 0                0            4,709          240,000                0


---------------


* Represents the aggregate number of shares held by the Lifestyle Trusts


     Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each of the Portfolios.

     As of the Record Date, the percentage ownership of the outstanding shares of each of the Portfolios (by shareholder) is indicated below:


                                               VOTES HELD BY     VOTES HELD BY    VOTES HELD BY    VOTES HELD BY    VOTES HELD BY
                               NUMBER OF       MANULIFE NORTH      MANULIFE       MANUFACTURERS    MANUFACTURERS      LIFESTYLE
PORTFOLIO                    ELIGIBLE VOTES       AMERICA          NEW YORK          AMERICA          U.S.A.           TRUSTS*
---------                    --------------    --------------    -------------    -------------    -------------    -------------
Internet Technologies
  Trust....................      100.00%           89.22%            3.97%             2.27%            4.54%            0.00%
Pacific Rim Emerging
  Markets Trust............      100.00%           68.83%            3.97%            22.53%            4.67%            0.00%
Telecommunications Trust...      100.00%           35.29%            1.97%             0.49%           62.25%            0.00%
Science & Technology
  Trust....................      100.00%           76.42%            5.34%             6.82%           11.42%            0.00%
International Small Cap
  Trust....................      100.00%           84.05%            5.35%             4.94%            5.66%            0.00%
Health Sciences Trust......      100.00%           80.85%            3.97%             2.13%           13.05%            0.00%
Aggressive Growth Trust....      100.00%           80.62%            5.24%             3.94%            7.87%            2.33%
Emerging Small Company
  Trust....................      100.00%           43.22%            2.46%            39.01%            6.96%            8.35%
Small Company Blend
  Trust....................      100.00%           65.82%            2.68%             4.07%            3.41%           24.02%
Dynamic Growth Trust.......      100.00%           69.13%            3.20%             1.71%            3.20%           22.77%
Mid Cap Growth Trust.......      100.00%           48.30%            2.11%             1.47%           34.28%           13.85%
Mid Cap Opportunities
  Trust....................      100.00%           28.79%            1.57%             1.35%           16.73%           51.55%
Mid Cap Stock Trust........      100.00%           70.24%            3.69%             2.73%            5.49%           17.84%
All Cap Growth Trust.......      100.00%           84.15%            7.09%             4.09%            4.67%            0.00%
Financial Services Trust...      100.00%           78.47%            6.35%             1.48%           13.71%            0.00%
Overseas Trust.............      100.00%           61.13%            4.07%             2.43%            2.58%           29.78%
International Stock
  Trust....................      100.00%           42.60%            2.57%            15.29%            6.43%           33.11%
International Value
  Trust....................      100.00%           35.00%            1.42%             2.64%            4.56%           56.38%
Capital Appreciation
  Trust....................      100.00%           58.10%            1.97%             0.54%           10.90%           28.48%
Strategic Opportunities
  Trust....................      100.00%           86.06%            6.28%             3.82%            3.83%            0.00%
Quantitative Mid Cap
  Trust....................      100.00%            2.94%            0.08%             0.04%           96.94%            0.00%
Global Equity Trust........      100.00%           84.87%            6.93%             2.53%            5.68%            0.00%
Strategic Growth Trust.....      100.00%           41.87%            0.91%             1.74%            4.91%           50.58%

                                               VOTES HELD BY     VOTES HELD BY    VOTES HELD BY    VOTES HELD BY    VOTES HELD BY
                               NUMBER OF       MANULIFE NORTH      MANULIFE       MANUFACTURERS    MANUFACTURERS      LIFESTYLE
PORTFOLIO                    ELIGIBLE VOTES       AMERICA          NEW YORK          AMERICA          U.S.A.           TRUSTS*
---------                    --------------    --------------    -------------    -------------    -------------    -------------
Growth Trust...............      100.00%           69.27%            4.02%             5.38%            7.11%           14.22%
Large Cap Growth Trust.....      100.00%           83.58%            5.13%             4.46%            5.76%            1.07%
All Cap Value Trust........      100.00%           62.20%            3.13%             2.21%           32.45%            0.00%
Capital Opportunities
  Trust....................      100.00%           74.68%            3.34%             0.91%           21.07%            0.00%
Quantitative Equity
  Trust....................      100.00%           56.12%            3.25%            25.95%            5.79%            8.89%
Blue Chip Growth Trust.....      100.00%           75.84%            5.69%             4.42%            6.60%            7.45%
Utilities Trust............      100.00%           64.19%            5.76%             0.76%           29.28%            0.00%
Real Estate Securities
  Trust....................      100.00%           34.40%            1.94%            28.00%            5.86%           29.80%
Small Company Value
  Trust....................      100.00%           60.37%            4.19%             5.16%            7.87%           22.41%
Mid Cap Value Trust........      100.00%           87.15%            3.48%             2.24%            7.14%            0.00%
Value Trust................      100.00%           76.08%            4.31%             6.92%            5.42%            7.28%
Tactical Allocation
  Trust....................      100.00%           93.38%            4.12%             0.62%            1.89%            0.00%
Fundamental Value Trust....      100.00%           78.76%            2.61%             2.14%            5.34%           11.15%
Growth & Income Trust......      100.00%           84.20%            6.58%             3.25%            2.37%            3.61%
U.S. Large Cap Value
  Trust....................      100.00%           58.05%            2.22%             2.74%            5.02%           31.98%
Equity-Income Trust........      100.00%           76.18%            7.69%             4.06%            4.85%            7.22%
Income & Value Trust.......      100.00%           89.40%            4.56%             3.12%            2.93%            0.00%
Balanced Trust.............      100.00%           42.63%            2.80%            48.50%            6.07%            0.00%
High Yield Trust...........      100.00%           41.89%            3.13%             3.50%            2.78%           48.70%
Strategic Bond Trust.......      100.00%           68.58%            8.66%             2.74%            8.59%           11.43%
Global Bond Trust..........      100.00%           91.21%            5.02%             2.05%            1.73%            0.00%
Total Return Trust.........      100.00%           51.99%            3.29%             3.80%            2.45%           38.48%
Investment Quality Bond
  Trust....................      100.00%           71.09%            4.27%            14.73%            1.83%            8.08%
Diversified Bond Trust.....      100.00%           75.12%            5.18%             4.76%            6.80%            8.13%
U.S. Government Securities
  Trust....................      100.00%           56.61%            5.12%             3.17%            5.94%           29.17%
Money Market Trust.........      100.00%           69.86%            6.35%             8.99%           11.06%            3.73%

                                               VOTES HELD BY     VOTES HELD BY    VOTES HELD BY    VOTES HELD BY    VOTES HELD BY
                               NUMBER OF       MANULIFE NORTH      MANULIFE       MANUFACTURERS    MANUFACTURERS      LIFESTYLE
PORTFOLIO                    ELIGIBLE VOTES       AMERICA          NEW YORK          AMERICA          U.S.A.           TRUSTS*
---------                    --------------    --------------    -------------    -------------    -------------    -------------
Small Cap Index Trust......      100.00%           45.57%            3.22%             3.87%           47.34%            0.00%
International Index
  Trust....................      100.00%           24.28%            0.94%             1.77%           73.01%            0.00%
Mid Cap Index Trust........      100.00%           62.01%            2.94%             4.95%           30.11%            0.00%
Total Stock Market Index
  Trust....................      100.00%           31.06%            1.77%             6.56%           60.61%            0.00%
500 Index Trust............      100.00%           18.00%            1.85%             1.59%           78.57%            0.00%
Small-Mid Cap Growth
  Trust....................      100.00%            0.00%            0.00%             0.00%          100.00%            0.00%
Small-Mid Cap Trust........      100.00%            0.00%            0.00%             0.50%           99.50%            0.00%
International Equity Select
  Trust....................      100.00%            0.00%            0.00%             0.05%           99.95%            0.00%
Select Growth Trust........      100.00%            0.00%            0.00%             0.50%           99.50%            0.00%
Global Equity Select
  Trust....................      100.00%            0.00%            0.00%             0.45%           99.55%            0.00%
Core Value Trust...........      100.00%            0.00%            0.00%             0.99%           99.01%            0.00%
High Grade Bond Trust......      100.00%            0.00%            0.00%             1.92%           98.08%            0.00%



---------------
* Represents the aggregate percentage ownership of the Lifestyle Trusts.

                                                                       EXHIBIT A

                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT made this      day of      , 2001, to the Amended and Restated
Advisory Agreement dated January 1, 1996, as Amended and Restated May 1, 1999, as amended, and between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A


     Appendix A to this Agreement is revised to reflect the changes to the advisory fees for the portfolios of the Trust as set forth in Appendix A to this Amendment (collectively, the "Portfolios").


2. EFFECTIVE DATE


     This Amendment shall become effective with respect to each Portfolio on the later of: (i) the date of its execution, (ii) the date of the meeting of shareholders of the Portfolio called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio and (iii) January 1, 2002.

                                             MANUFACTURERS INVESTMENT TRUST

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher, President

                                             MANUFACTURERS SECURITIES SERVICES,
                                             LLC

                                             By:  The Manufacturers Life
                                                  Insurance Company of North
                                                  America, its managing member

                                             By:
                                                 -------------------------------
                                                 James R. Boyle, President

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher,
                                                 Vice President, Secretary
                                                 and General Counsel

                                   APPENDIX A

[THE PROPOSED NEW ADVISORY FEES ARE SET FORTH UNDER "TERMS OF THE AMENDED ADVISORY AGREEMENTS" IN PROPOSAL 1]

     The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                                   APPENDIX B

     The Expense Limit for each Portfolio for the purposes of paragraph 2.d.i
(B) shall be .50% for each Portfolio except the following:

PORTFOLIO                                                     PERCENT
---------                                                     -------
Global Equity Trust.........................................    .75%
Global Bond Trust...........................................    .75%
International Small Cap Trust...............................    .75%
International Stock Trust...................................    .75%
Pacific Rim Emerging Markets Trust..........................    .75%
International Value Trust...................................    .75%

                         MANUFACTURERS INVESTMENT TRUST

                              AMENDED AND RESTATED
                               ADVISORY AGREEMENT

     Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, between Manufacturers Investment Trust (formerly, NASL Series Trust), a Massachusetts business trust (the "Fund" or the "Trust") and Manufacturers Securities Services, LLC (the successor to NASL Financial Services, Inc.), a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF ADVISER

     The Trust hereby appoints MSS, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Portfolios"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2. DUTIES OF THE ADVISER

a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Portfolios; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement with the Securities and Exchange Commission, of any Portfolio or Portfolios under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

   With respect to any one or more of the Lifestyle Trusts named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of a Lifestyle Trust, subject to the approval of the Trustees of the Trust.

b. The Adviser will furnish to the Trust the following:

     i. Office and Other Facilities. The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

     ii. Trustees and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed ) as Trustees or President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     iii. Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust. The Adviser shall not, however, furnish to the Trust personnel for the performance of functions (a) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services and (b) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

     iv. Financial, Accounting, and Administrative Services. The Adviser shall:

        (1) maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal law; prepare all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares), and

        (2) perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions of the Trust, including, without limitation, the preparation of all tax returns, all annual, semiannual and periodic reports to shareholders of the Trust and the preparation of all regulatory reports, except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust.

            The Trust shall reimburse the Adviser for its expenses associated with all such services described in (1) and (2) above, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation proce-dures established by the Adviser in accordance with generally accepted accounting principles.

     v. Liaisons with Agents. The Adviser, at its own expense, shall maintain liaisons with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

     vi. Reports to Trust. The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

c. In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay:

  i. the cost of any advertising or sales literature relating solely to the Trust;

  ii. the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or holders of variable contracts funded by Trust shares; and

  iii. the compensation of the President, Treasurer, Secretary and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.

d. i.  For purposes of section 2(d), the following definitions shall apply:

      (A) "EXPENSES" means all the expenses of a Portfolio excluding: (i) taxes,
          (ii) portfolio brokerage commissions, (iii) interest, (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (v) any advisory fees.

      (B) "EXPENSE LIMIT" means the percent, specified in Appendix B to this Agreement, of a portfolio's average daily net assets on an annualized basis.

  ii. The Adviser agrees to reduce its advisory fee for a Portfolio of the Trust in an amount equal to the amount by which the Expenses of such Portfolio exceed the Expense Limit set forth in Appendix B and, if necessary, to remit to that Portfolio an amount necessary to ensure that such expenses do not exceed that Expense Limit. The expense limit contained in this paragraph 2(d) shall continue in effect until terminated by the Adviser upon notice to the Trust. Any termination of the expense limit shall be effective only as to expenses accruing after the date of such termination.

3. EXPENSES ASSUMED BY THE TRUST

     The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:

     a. Edgarization, Printing and Mailing. Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust (including holders of variable contracts funded by Trust shares), regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares) or regulatory authorities and (iii) all tax returns;

     b. Compensation of Officers and Trustees. Compensation of the officers and Trustees of the Trust (other than persons serving as President, Treasurer, Secretary or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);

     c. Registration and Filing Fees. Registration, filing and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended;

     d. Custodial Services. The charges and expenses of the custodian appointed by the Trust for custodial services;

     e. Accounting Fees. The charges and expenses of the independent accountants retained by the Trust;

     f. Transfer, Bookkeeping and Dividend Disbursing Agents. The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;

     g. Commissions. Broker's commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

     h. Taxes. Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

     i. Stock Certificates. The cost of stock certificates, if any, representing shares of the Trust;

     j. Legal Services. Legal services and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;

     k.  Membership Dues.  Association membership dues;

     l. Insurance Premiums. Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

     m. Shareholder and Trustee Meetings. Expenses of shareholders and Trustee meetings;

     n. Pricing. Pricing of the Trust Portfolios and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;

     o.  Interest.  Interest on borrowings;

     p. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and

     q. Nonrecurring and Extraordinary Expense. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4. COMPENSATION OF ADVISER

     Subject to the provisions of section 2(d) of this Agreement, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

5. NON-EXCLUSIVITY

     The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6. SUPPLEMENTAL ARRANGEMENTS

     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7. CONFLICTS OF INTEREST

     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

8. REGULATION

     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9. DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective on the later of: (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolios. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company
Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

     If the shareholders of a series of shares of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of the series of shares of such Portfolio, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event if its assignment (as defined in the Investment Company Act).

10. PROVISION OF CERTAIN INFORMATION BY ADVISER

     The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

     a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

     c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of any Portfolio changes.

11. AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

12. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15. SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17. LIMITATION OF LIABILITY

     The Declaration of Trust establishing the Trust, dated September 29, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                             MANUFACTURERS INVESTMENT TRUST

                                             By:   /s/ JOHN D. DESPREZ III
                                                 -------------------------------
                                                 John D. DesPrez III, President

                                             MANUFACTURERS SECURITIES SERVICES,
                                             LLC
                                             By: The Manufacturers Insurance
                                                 Company of North America, its
                                                 managing member

                                             By:  /s/ THEODORE F. KILKUSKIE
                                                 -------------------------------
                                                 Theodore F. Kilkuskie,
                                                 President

                                             By:    /s/ JAMES D. GALLAGHER
                                                 -------------------------------
                                                 James D. Gallagher, Vice
                                                 President, Secretary and
                                                 General Counsel

                                                                       EXHIBIT B

                         MANUFACTURERS INVESTMENT TRUST
                     MULTICLASS PLAN PURSUANT TO RULE 18F-3
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

I. BACKGROUND

     This multiclass plan (the "Plan") pertains to the issuance by the Manufacturers Investment Trust (the "Trust") on behalf of the investment portfolios listed on Schedule A hereto (each a "Portfolio") of classes of shares of beneficial interest and is being adopted by the Trust pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").

II. CLASSES

     Each Portfolio may issue two classes of shares: Class A shares and Class B shares, which shall have the same rights and obligations, except as otherwise indicated in this Plan.

III. SALES CHARGES

     Both Class A and Class B shares are sold at net asset value without a front end sales charge or contingent deferred sales charge.

IV. DISTRIBUTION AND SERVICE FEES

     Both Class A shares and Class B shares may pay a distribution and services fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Class A shares of each Portfolio pay the fee at an annual rate of up to 0.15% of the net assets of the Portfolio attributable to Class A shares. Class B shares of each Portfolio pay the fee at an annual rate of up to 0.35% of the net assets of the Portfolio attributable to Class B shares.

V. EXCHANGE AND CONVERSION FEATURES

     Class A shares and Class B shares of a Portfolio shall not be exchanged for or converted into shares of any class of another Portfolio.

VI. ALLOCATION OF EXPENSES

     Expenses shall be allocated to the Class A shares and Class B shares of each Portfolio based on the net assets of the Portfolio attributable to shares of each Class. Notwithstanding the foregoing, "class expenses" shall be allocated to each Class. "Class expenses" for each Portfolio include the fees paid with respect to a Class pursuant to a Rule 12b-1 Plan and other expenses which the Trust's adviser determines are properly allocable to a particular Class. The Trust's adviser shall make such allocations in such manner and utilizing such methodology which it determines are reasonably appropriate. The adviser's determination shall be subject to ratification or approval by the Trustees. The kinds of expenses which the Trust's adviser may determine are properly allocable to a particular Class include the following:

     (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific Class (or holders of variable contracts funded by Trust shares of such class) materials such as shareholder reports, prospectuses and proxies;

     (ii)  professional fees relating solely to such Class;

     (iii) Trustees' fees, including independent counsel fees, relating specifically to one Class; and

      (iv) expenses associated with meetings of shareholders of a particular Class.

VI. VOTING RIGHTS

     All shares of each Portfolio have equal voting rights and will be voted in the aggregate, and not by Class, except that the shares of each Class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that Class and shall have separate voting rights when any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class or when voting by class is otherwise required by law.

VII. AMENDMENTS

     No material amendment to this Plan may be made unless it is first approved by a majority of both (i) the full Board of Trustees of the Trust and (ii) those Trustees who are not interested persons of the Trust, as that term is defined in the 1940 Act.

VIII. LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Portfolio or class of shares of the Trust in question, as the case may be.

Adopted September 21, 2001.

                                   SCHEDULE A

Internet Technologies Trust       Growth Trust                      Total Return Trust
Pacific Rim Emerging Markets      Large Cap Growth Trust            Investment Quality Bond Trust
Trust                             All Cap Value Trust               Diversified Bond Trust
Telecommunications Trust          Capital Opportunities Trust       U.S. Government Securities Trust
Science & Technology Trust        Quantitative Equity Trust         Money Market Trust
International Small Cap Trust     Blue Chip Growth Trust            Small Cap Index Trust
Health Sciences Trust             Utilities Trust                   International Index Trust
Aggressive Growth Trust           Real Estate Securities Trust      Mid Cap Index Trust
Emerging Small Company Trust      Small Company Value Trust         Total Stock Market Index Trust
Small Company Blend Trust         Mid Cap Value Trust               500 Index Trust
Dynamic Growth Trust              Value Trust                       Lifestyle Aggressive 1000 Trust
Mid Cap Growth Trust              Equity Index Trust                Lifestyle Growth 820 Trust
Mid Cap Opportunities Trust       Tactical Allocation Trust         Lifestyle Balanced 640 Trust
Mid Cap Stock Trust               Fundamental Value Trust           Lifestyle Moderate 460 Trust
All Cap Growth Trust              Growth & Income Trust             Lifestyle Conservative 280 Trust
Financial Services Trust          U.S. Large Cap Value Trust        Small-Mid Cap Growth Trust
Overseas Trust                    Equity-Income Trust               Small-Mid Cap Trust
International Stock Trust         Income & Value Trust              International Equity Select
International Value Trust         Balanced Trust                    Trust
Capital Appreciation Trust        High Yield Trust                  Select Growth Trust
Strategic Opportunities Trust     Strategic Bond Trust              Global Equity Select Trust
Quantitative Mid Cap Trust        Global Bond Trust                 Core Value Trust
Global Equity Trust                                                 High Grade Bond Trust
Strategic Growth Trust

                                                                       EXHIBIT C

                         MANUFACTURERS INVESTMENT TRUST
                                RULE 12B-1 PLAN
                                 CLASS A SHARES

     Manufacturers Investment Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Class A Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1. AMOUNT AND PAYMENT OF PLAN FEES

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.15% of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, Manufacturers Securities Services, LLC or its successor (the "Distributor").

2. USE OF PLAN FEES

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:

     (i)  for any expenses relating to the distribution of the Shares,

     (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares and

     (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3. OTHER PAYMENTS AUTHORIZED

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4. REPORTING

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5. RELATED AGREEMENTS

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6. AMENDMENT; CONTINUATION; TERMINATION

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7. LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Class A shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.

     Approved by the Trustees of the Trust on September 21, 2001.

                                   APPENDIX A

Internet Technologies Trust       Growth Trust                      Total Return Trust
Pacific Rim Emerging Markets      Large Cap Growth Trust            Investment Quality Bond Trust
Trust                             All Cap Value Trust               Diversified Bond Trust
Telecommunications Trust          Capital Opportunities Trust       U.S. Government Securities Trust
Science & Technology Trust        Quantitative Equity Trust         Money Market Trust
International Small Cap Trust     Blue Chip Growth Trust            Small Cap Index Trust
Health Sciences Trust             Utilities Trust                   International Index Trust
Aggressive Growth Trust           Real Estate Securities Trust      Mid Cap Index Trust
Emerging Small Company Trust      Small Company Value Trust         Total Stock Market Index Trust
Small Company Blend Trust         Mid Cap Value Trust               500 Index Trust
Dynamic Growth Trust              Value Trust                       Small-Mid Cap Growth Trust
Mid Cap Growth Trust              Tactical Allocation Trust         Small-Mid Cap Trust
Mid Cap Opportunities Trust       Fundamental Value Trust           International Equity Select
Mid Cap Stock Trust               Growth & Income Trust             Trust
All Cap Growth Trust              U.S. Large Cap Value Trust        Select Growth Trust
Financial Services Trust          Equity-Income Trust               Global Equity Select Trust
Overseas Trust                    Income & Value Trust              Core Value Trust
International Stock Trust         Balanced Trust                    High Grade Bond Trust
International Value Trust         High Yield Trust
Capital Appreciation Trust        Strategic Bond Trust
Strategic Opportunities Trust     Global Bond Trust
Quantitative Mid Cap Trust
Global Equity Trust
Strategic Growth Trust

                                                                       EXHIBIT D

                             DISTRIBUTION AGREEMENT

     AGREEMENT, dated as of                , 2001, by and between Manufacturers
Investment Trust (the "Trust"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios"), and Manufacturers Securities Services, LLC (the "Distributor").

     WHEREAS, the Trust is a Massachusetts business trust which is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") and sells its shares to insurance company separate accounts to which net premiums, contributions and considerations under variable insurance and annuity products ("Variable Products") have been allocated for investment in the Trust ("Eligible Separate Accounts");

     WHEREAS, the Trust has divided its shares into series, each representing a different Portfolio, and further divided each series into Class A shares and Class B shares, and has adopted a distribution plan in respect of each of its Class A shares and Class B shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans");

     WHEREAS, the Trust desires the Distributor to act as principal underwriter with respect to Class A shares and Class B shares of the Portfolios;

     WHEREAS, the Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 ("Securities Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD");

     NOW, THEREFORE, the Trust and the Distributor agree as follows:

          1. The Trust hereby appoints the Distributor as principal underwriter and distributor of the shares of the Trust, to sell shares of the Trust as agent for the Trust, and the Distributor hereby accepts that appointment.

          2. In its capacity as principal underwriter and distributor, and acting as principal and not as agent for the Trust, the Distributor is authorized, from time to time, to enter into separate written agreements regarding the sale of the shares of the Trust, on terms and conditions not inconsistent with this Agreement or the 12b-1 Plans, with affiliated and unaffiliated insurance companies which have Eligible Separate Accounts or with their affiliated broker-dealers ("Participation Agreements"). The Trust shall not pay any compensation pursuant to Participation Agreements; the Distributor shall determine in its sole discretion the compensation, if any, to be paid by it pursuant to Participation Agreements.

          3. Purchases and redemptions of the Class A shares and Class B shares of each Portfolio shall be at the net asset value therefor as described in the Trust's Prospectus and Statement of Additional Information. Trust shares may be sold or transferred only to Eligible Separate Accounts or as may otherwise be approved by the Trust's Board of Trustees.

          4. For services rendered and expenses borne as principal underwriter and distributor, the Distributor shall receive no compensation from the Trust other than the fees payable by the Trust on behalf of each of the Portfolios to the Distributor pursuant to the 12b-1 Plans. This Agreement does not obligate the Distributor to bear any expense of the Trust which the Trust is obligated to bear under the terms of its Advisory Agreement with the Distributor.

          5. The Distributor shall furnish to the Trust, at least quarterly, reports as to the sales of Trust shares made pursuant to this Agreement.

          6. This Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by a majority of the Trustees of the Trust who are not interested persons of the Trust or the Distributor and who have no direct or indirect financial interest in the 12b-1 Plans (or any agreement thereunder) (the "Independent Trustees") and by the Trustees of the Trust. This Agreement may be terminated at any time in its entirety or with respect to one or more Portfolios without penalty by a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of the Trust.

          7. This Agreement shall terminate automatically if it shall be assigned.

          8. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is given hereby that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each Portfolio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                             MANUFACTURERS INVESTMENT TRUST

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher, President

                                             MANUFACTURERS SECURITIES SERVICES,
                                             LLC

                                             By: The Manufacturers Life
                                                 Insurance Company of North
                                                 America, its managing member

                                             By:
                                                 -------------------------------
                                                 James R. Boyle, President

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher,
                                                 Vice President, Secretary and
                                                 General Counsel

                                   APPENDIX A

Internet Technologies Trust       Growth Trust                      Total Return Trust
Pacific Rim Emerging Markets      Large Cap Growth Trust            Investment Quality Bond Trust
Trust                             All Cap Value Trust               Diversified Bond Trust
Telecommunications Trust          Capital Opportunities Trust       U.S. Government Securities Trust
Science & Technology Trust        Quantitative Equity Trust         Money Market Trust
International Small Cap Trust     Blue Chip Growth Trust            Small Cap Index Trust
Health Sciences Trust             Utilities Trust                   International Index Trust
Aggressive Growth Trust           Real Estate Securities Trust      Mid Cap Index Trust
Emerging Small Company Trust      Small Company Value Trust         Total Stock Market Index Trust
Small Company Blend Trust         Mid Cap Value Trust               500 Index Trust
Dynamic Growth Trust              Value Trust                       Lifestyle Aggressive 1000 Trust
Mid Cap Growth Trust              Equity Index Trust                Lifestyle Growth 820 Trust
Mid Cap Opportunities Trust       Tactical Allocation Trust         Lifestyle Balanced 640 Trust
Mid Cap Stock Trust               Fundamental Value Trust           Lifestyle Moderate 460 Trust
All Cap Growth Trust              Growth & Income Trust             Lifestyle Conservative 280 Trust
Financial Services Trust          U.S. Large Cap Value Trust        Small-Mid Cap Growth Trust
Overseas Trust                    Equity-Income Trust               Small-Mid Cap Trust
International Stock Trust         Income & Value Trust              International Equity Select
International Value Trust         Balanced Trust                    Trust
Capital Appreciation Trust        High Yield Trust                  Select Growth Trust
Strategic Opportunities Trust     Strategic Bond Trust              Global Equity Select Trust
Quantitative Mid Cap Trust        Global Bond Trust                 Core Value Trust
Global Equity Trust                                                 High Grade Bond Trust
Strategic Growth Trust

                                                                       EXHIBIT E

                       AMENDMENT TO SUBADVISORY AGREEMENT
                       MANUFACTURERS ADVISER CORPORATION

     AMENDMENT made as of this 30th day of December, 2001 to the Subadvisory Agreement dated October 1, 1996 as amended (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited partnership (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

     a. to change the subadvisory fee for the Pacific Rim Emerging Markets
Trust;

     b. to change the subadvisory fee for the Quantitative Equity Trust;

     c. to change the subadvisory fee for the Money Market Trust.

2. EFFECTIVE DATE

     This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval by shareholders of the portfolio, (ii) approval of the Amendment by the Board of Trustees of Manufacturers Investment Trust,
(iii) January 1, 2002 and (iv) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                             MANUFACTURERS SECURITIES SERVICES,
                                             LLC

                                             By: The Manufacturers Life
                                                 Insurance Company of North
                                                 America, its managing member

                                             By:
                                                 -------------------------------
                                                 James R. Boyle, President

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher,
                                                 Vice President, Secretary and
                                                 General Counsel

                                             MANUFACTURERS ADVISER CORPORATION

                                             By:
                                                 -------------------------------
                                                 Connie Roveto, President

                                             By:
                                                 -------------------------------
                                                 Betsy Anne Seel, Secretary

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

[Proposed Subadvisory Fees are set forth under "Description of MAC Subadvisory Agreement and Amended MAC Subadvisory Agreement" in Proposal 3]

     The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

           [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA]
             [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK]
              [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA]

                            VOTING INSTRUCTIONS FORM

           VOTING PURSUANT TO THESE INSTRUCTIONS WILL BE AS SPECIFIED

         IF NO SPECIFICATION IS MADE AS TO AN ITEM, VOTING WILL BE FOR SUCH ITEM. A SEPARATE VOTING INSTRUCTION FORM IS PROVIDED FOR EACH MANUFACTURERS INVESTMENT TRUST PORTFOLIO IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 22, 2001. PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 18, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 19, 2001.

[NAME OF THE PORTFOLIO]

         THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.

         The undersigned hereby instructs [The Manufacturers Life Insurance Company of North America] [The Manufacturers Life Insurance Company of New York] [The Manufacturers Life Insurance Company of America] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., December 19, 2001, and any adjournments thereof, as indicated below.

Date:___________________________

                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, including that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."



                     ______________________________________
                     Signature(s), Title (s), if applicable

THIS VOTING INSTRUCTION CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS CARD WILL BE VOTED IN FAVOR OF ALL PROPOSALS RELATED TO YOUR PORTFOLIO. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

            VOTE ONLY FOR THE PROPOSALS WHICH APPLY TO YOUR PORTFOLIO


     Please fold and detach card at perforation. Return portion below only.

  Please fill in box(es) as shown using black or blue ink or a number 2 pencil.
                       PLEASE DO NOT USE FINE POINT PENS.


                                                                          FOR       AGAINST       ABSTAIN
1.  INTERNET TECHNOLOGIES TRUST, PACIFIC RIM EMERGING MARKETS TRUST,
SCIENCE & TECHNOLOGY TRUST, INTERNATIONAL SMALL CAP TRUST,                [ ]         [ ]           [ ]
AGGRESSIVE GROWTH TRUST, EMERGING SMALL COMPANY TRUST, DYNAMIC
GROWTH TRUST, MID CAP STOCK TRUST, ALL CAP GROWTH TRUST, INTERNATIONAL
STOCK TRUST, INTERNATIONAL VALUE TRUST, GLOBAL EQUITY TRUST, GROWTH
TRUST, LARGE CAP GROWTH TRUST, QUANTITATIVE EQUITY TRUST, BLUE CHIP
GROWTH TRUST, VALUE TRUST, TACTICAL ALLOCATION TRUST, GROWTH & INCOME
TRUST, U.S. LARGE CAP VALUE TRUST, EQUITY-INCOME TRUST, HIGH YIELD
TRUST, STRATEGIC BOND TRUST, GLOBAL BOND TRUST, TOTAL RETURN TRUST,
INVESTMENT QUALITY BOND TRUST AND U.S. GOVERNMENT SECURITIES TRUST.

Approval of an amendment to the Trust's investment advisory agreement adding one or more advisory fee breakpoints and (FOR THE LARGE CAP
GROWTH TRUST, QUANTITATIVE EQUITY TRUST AND U.S. GOVERNMENT SECURITIES
TRUST ONLY) increasing advisory fee rates before certain breakpoints.

2. EACH PORTFOLIO EXCEPT THE EQUITY INDEX TRUST AND THE LIFESTYLE
TRUSTS. Approval of a distribution plan pursuant to which each          [ ]         [ ]           [ ]
Portfolio will pay the Trust's distributor a 12b-1 fee.

3. PACIFIC RIM EMERGING MARKETS TRUST, QUANTITATIVE EQUITY TRUST,
AND MONEY MARKET TRUST.  Approval of an amendment to the subadvisory    [ ]         [ ]           [ ]
agreement with Manufacturers Adviser Corporation changing the subadvisory fee rates for each of the Portfolios.

4. REAL ESTATE SECURITIES TRUST.  Approval of a change in the
classification of the Real Estate Securities Trust from                 [ ]         [ ]           [ ]
"diversified" to "non-diversified."

   PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND SIGN IT ON THE REVERSE
    SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.